UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Brian D. Bullard

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds
Global Balanced FundSM

Annual report
for the year ended
October 31, 2020

A balanced fund
with global scope

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 2/1/11)

Reflecting 5.75% maximum sales charge	0.90%	5.11%	5.24%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated January 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.21%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

26	Financial statements

51	Board of trustees and other officers

Fellow investors:

Global stocks rose during American Funds Global Balanced Fund’s fiscal year despite a severe selloff following the outbreak of the coronavirus pandemic in early 2020. The pandemic delivered a sharp blow to the global economy as governments introduced stay-at-home orders and social distancing measures to counter the spread of the virus. Global central banks moved aggressively to stimulate economic activity and support markets, while governments implemented large fiscal stimulus packages to aid businesses and individuals.

The U.S. equity market rebounded from its late-March low to reach record highs by mid-summer. European equities lagged amid widespread lockdowns, weak growth and ongoing political tensions. Emerging markets stocks rose, helped by the Chinese economy’s resurgence from its 6.8% contraction in the first quarter. Global bond returns were positive as supportive monetary policy drove down yields. The MSCI ACWI (All Country World Index), which measures global equity markets, returned 4.89%, while the Bloomberg Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above),1 returned 5.63%.

For the 12 months ended October 31, 2020, American Funds Global Balanced Fund returned 3.36%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index, which blends the stock and bond indexes at 60% and 40%, respectively, returned 5.69%. Over its lifetime, the fund has returned an annualized 5.66%, outpacing the 60%/40% blend’s 5.54% lifetime return. The blended index will become the fund’s

Results at a glance

Returns for periods ended October 31, 2020, with all distributions reinvested.

	Cumulative
	total returns	Average annual total returns
			Lifetime
	1 year	5 years	(since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	3.36%	5.11%	5.66%
60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index[2,3,4]	5.69	6.65	5.54
MSCI ACWI (All Country World Index)[2]	4.89	8.11	7.23
Bloomberg Barclays Global Aggregate Index[3]	5.63	3.90	2.53

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes. The index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets.
[3]	Source: Bloomberg Index Services Ltd.
[4]	The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI with the Bloomberg Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index will become the fund’s primary benchmark.

American Funds Global Balanced Fund	1

primary benchmark effective January 1, 2021. The fund made dividend distributions during the past year totaling approximately 48 cents a share.

Market review

U.S. stocks ended the fiscal year near record highs despite a modest decline in October as investors positioned for the November elections. That capped a strong recovery from the pandemic-driven selloff. Standard & Poor’s 500 Composite Index plummeted nearly 34% from its prior record high on February 19 to the market low on March 23, 2020, bringing a decade-long bull market to an end. From there, it rebounded 48% by the fund’s fiscal year-end. Stock markets in other advanced economies were mixed. Shares declined nearly 7% in Germany and 22% in the U.K., while Japanese stocks eked out a 0.3% gain.

A few sectors fared better than the broader market, most notably information technology. Shares of companies engaged in streaming, networking and food delivery soared as consumers under stay-at-home orders turned to the internet for shopping and entertainment. Consumer discretionary stocks also posted solid gains. Energy was a notable laggard as a demand shock and a price war between Saudi Arabia and Russia sent oil prices plummeting; in April, the price of West Texas Intermediate crude oil briefly turned negative.

The U.S. economy suffered a deep contraction in the first half of the year as lockdown measures shuttered many businesses and drove unemployment as high as 14.7% in April. In response, the federal government passed a $2 trillion relief package, the largest stimulus bill in U.S. history. The U.S. Federal Reserve took a series of emergency stimulus measures, including cutting its policy rate to near zero and reinstating a massive bond-buying program. The economy rebounded at a 33.1% annualized rate in the third quarter, but activity remained below pre-pandemic levels.

In Europe, where Italy and Spain were particularly hard-hit by the coronavirus, the European Central Bank launched an emergency €1.35 trillion bond-buying program to help contain the financial fallout, and several governments injected fiscal support. In the U.K., the Bank of England cut interest rates by 65 basis points.

Asian equities were mixed as several economies fell into recession, including Japan, Hong Kong and Australia. The Summer Olympics in Tokyo was postponed to 2021, a fresh blow to an economy that contracted in the fourth quarter as a consumption tax hike weighed on household spending.

The euro, Japanese yen, Chinese renminbi and Swiss franc all rose against the U.S. dollar, providing a tailwind for the fund’s equity investments outside the U.S.

Bond markets rallied after a steep decline in March as the U.S. fell into recession. U.S. Treasury yields plummeted, and the yield curve steepened. Emerging markets debt generated solid returns with the notable exceptions of Brazil, Russia and Turkey. U.S. corporate bonds delivered strong returns in the fiscal year, with investment-grade returns topping high yield.

Portfolio review

While the fund posted a strong absolute return over the full fiscal year, it trailed the unmanaged 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index blend. Companies that benefited from pandemic-induced telecommuting and demand for digital entertainment were among the strongest contributors to the fund’s relative results, including Netflix, Yandex, Facebook and SoftBank. Real estate investment trusts that provide digital infrastructure also contributed.

The fund benefited from strong stock selection within information technology. Broadcom and Microsoft were among the top contributors to fund results. However, the fund had a lower exposure to the sector than the index, which weighed on relative returns. In particular, the fund did not hold Tesla, and had only a small position in Amazon, both of which posted significant returns during the year.

The energy sector was the largest drag on the fund’s relative returns. The fund had more than double the index’s weighting in the sector, which declined 42% during the fiscal year. BP, Canadian Natural Resources and Cenovus Energy were the largest detractors. On an absolute basis, the fund’s energy exposure declined substantially by year-end.

Fund results were also hurt by a heavy weighting in stocks with high dividend yields. Within the global equity index, stocks yielding 4% or more declined 22.6% as some companies reduced or

2	American Funds Global Balanced Fund

paused their payouts. Regionally, the fund was hurt by a lower exposure to U.S. stocks, which rose 11% within the index.

American Funds Global Balanced Fund strives for the balanced accomplishment of three equally important objectives: long-term growth of capital, conservation of principal and current income. The fund remains tilted toward stocks with above-average dividend yields and those we expect to be resilient during periods of market volatility. Our asset allocation remains well balanced, with 57% of assets in equities, 35% in bonds and 8% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31.

Among the fund’s 10 largest equity holdings, seven rose in price for the year. Broadcom, Microsoft, Netflix, Alibaba and Facebook benefited from increased digitization amid the pandemic. Abbott Laboratories and E.ON also advanced. Gilead Sciences and Novartis in health care and Canadian Natural Resources in energy lost ground.

Within fixed income, bond holdings in Mexico, Malaysia and Romania, along with U.S. Treasuries, helped relative results. Currency exposures, particularly the euro, yen and Brazilian real, were a headwind, although this was partially offset with futures and forward currency contracts.

The road ahead

Over the next year, we expect the global economy to recover to near pre-pandemic levels of activity. Ongoing support from central banks and additional fiscal stimulus will be crucial pillars of the recovery. The pace will depend on many factors, including the prospects for a coronavirus vaccine, the extent of further government-imposed lockdowns and the degree to which populations become comfortable engaging in activities such as travel and public dining.

We think the economic resurgence in China will continue, helping to support the global recovery. Growth in the U.S. and Europe is likely to be more muted, owing in part to still-high levels of COVID-19 infections. Our exposure to the U.K. — second only to the U.S. in terms of portfolio weighting — remains concentrated in multinationals with minimal revenue exposure to the U.K. We expect the new year to be challenging as a new U.K.-EU trade arrangement takes effect.

The environment is replete with macroeconomic, political and social challenges, but such times can create some of the best investment opportunities. As always, we are focused on fundamental, bottom-up research to identify companies whose prospects and valuations present compelling opportunities.

Health care is one sector that we believe will remain attractive. The pandemic has spurred tremendous investment in the sector that could yield therapies for diseases other than COVID-19. Moreover, if the U.S. Congress remains divided, drug pricing reform and other regulatory pressures that have weighed on the sector will likely ease.

Within fixed income, we have reduced exposure to corporate credit risk considering that much of the spread widening that occurred at the height of the market volatility in March has reverted back toward more historical long-term averages. We continue to see value in emerging markets debt, particularly in China, Mexico, Malaysia, Indonesia and Colombia. Our fixed income exposures are more heavily weighted toward U.S. dollar denominated debt given the prevalence of negative yields in Europe and Japan.

Overall, we believe we remain well positioned to pursue the fund’s objectives of long-term growth of capital, conservation of principal and current income. The fund maintains a stable asset allocation and it remains structured to help to provide ballast in volatile markets.

We welcome new shareholders to the fund, and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

L. Alfonso Barroso

President

December 11, 2020

For current information about the fund, visit capitalgroup.com.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 1, 2011, to October 31, 2020, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	Source: MSCI.
[5]	The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI with the Bloomberg Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[6]	Source: Bloomberg Index Services Ltd.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2020)*

			Lifetime
	1 year	5 years	(since 2/1/11)

Class A shares	–2.58%	3.87%	5.01%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

4	American Funds Global Balanced Fund

Investment portfolio October 31, 2020

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Health care	10.37%
Communication services	8.12
Information technology	7.53
Financials	6.40
Consumer discretionary	4.98

Currency diversification	Percent of net assets

	Equity securities	Bonds, notes & loans	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	30.41%	18.34%	—%	7.57%	56.32%
Euros	5.89	4.96	(.01)	.10	10.94
Japanese yen	3.10	3.04	.01	—	6.15
British pounds	4.72	1.09	—	—	5.81
Hong Kong dollars	4.28	—	—	—	4.28
Canadian dollars	2.17	.78	—	—	2.95
Swiss francs	2.79	—	—	—	2.79
Chinese yuan renminbi	.04	2.09	—	—	2.13
Indian rupees	1.05	.04	—	—	1.09
Mexican pesos	—	1.02	(.01)	—	1.01
Other currencies	2.68	3.84	.01	—	6.53
Total					100.00%

Common stocks 56.70%	Shares	Value (000)
Health care 10.37%
Abbott Laboratories	3,483,079	$366,106
Gilead Sciences, Inc.	4,757,100	276,625
Novartis AG1	3,252,250	253,825
Daiichi Sankyo Company, Ltd.[1]	8,586,000	226,098
UnitedHealth Group Inc.	571,000	174,235
Thermo Fisher Scientific Inc.	297,500	140,753
Amgen Inc.	563,546	122,256
Zimmer Biomet Holdings, Inc.	894,000	118,097
Stryker Corp.	446,650	90,228
AbbVie Inc.	1,003,500	85,398
Cigna Corp.	400,000	66,788
GlaxoSmithKline PLC[1]	3,773,000	62,950
Sanofi[1]	486,000	43,934

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Chugai Pharmaceutical Co., Ltd.[1]	848,700	$32,748
BioMarin Pharmaceutical Inc.[2]	426,517	31,746
Alcon Inc.[1,2]	261,680	14,841
Sarepta Therapeutics, Inc.[2]	101,000	13,727
		2,120,355

Communication services 8.12%
Netflix, Inc.[2]	795,150	378,285
Facebook, Inc., Class A2	1,119,700	294,604
Alphabet Inc., Class A2	106,675	172,399
Alphabet Inc., Class C2	42,671	69,170
Yandex NV, Class A2	2,847,086	163,907
Comcast Corp., Class A	3,205,000	135,379
BCE Inc. (CAD denominated)	2,780,000	111,717
SoftBank Group Corp.[1]	1,240,800	81,542
Z Holdings Corp.[1]	10,845,000	75,563
SoftBank Corp.[1]	6,220,047	72,213
Tencent Holdings Ltd.[1]	931,800	71,475
Square Enix Holdings Co., Ltd.[1]	374,800	22,012
Bharti Infratel Ltd.[1]	4,947,817	12,415
		1,660,681

Information technology 7.53%
Broadcom Inc.	1,601,900	560,072
Microsoft Corp.	2,169,300	439,218
Atlassian Corp. PLC, Class A2	740,586	141,911
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	8,422,200	127,108
ASML Holding NV1	250,400	91,034
Adobe Inc.[2]	156,000	69,748
Accenture PLC, Class A	190,700	41,365
Ant Group Co., Ltd., Class H1,2,3	2,708,800	27,953
PayPal Holdings, Inc.[2]	140,000	26,058
Ming Yuan Cloud Group Holdings Ltd.[1,2,4]	3,523,600	15,044
		1,539,511

Financials 6.40%
Zurich Insurance Group AG1	499,600	165,432
China Pacific Insurance (Group) Co., Ltd., Class H1	41,311,000	128,796
DBS Group Holdings Ltd.[1]	8,393,000	125,016
B3 SA - Brasil, Bolsa, Balcao	10,163,080	90,420
Ping An Insurance (Group) Company of China, Ltd., Class H1	7,289,000	74,828
Ping An Insurance (Group) Company of China, Ltd., Class A1	691,969	8,074
CME Group Inc., Class A	494,100	74,471
Citigroup Inc.	1,413,500	58,547
London Stock Exchange Group PLC[1]	480,000	51,496
AIA Group Ltd.[1]	5,454,200	51,440
HDFC Bank Ltd.[1,2]	3,013,810	48,223
S&P Global Inc.	137,700	44,440
Bank Rakyat Indonesia (Persero) Tbk PT1	193,704,800	43,885
Housing Development Finance Corp. Ltd.[1]	1,600,000	41,501
Banco Santander, SA1,2	20,138,500	40,319
EXOR NV1	730,000	37,959
BOC Hong Kong (Holdings) Ltd.[1]	12,154,584	33,728
JPMorgan Chase & Co.	255,000	25,000
BNP Paribas SA1,2	608,000	21,318
Shinhan Financial Group Co., Ltd.[1]	756,000	20,354
Société Générale[1,2]	1,444,104	19,721
Intesa Sanpaolo SpA[1,2]	11,660,000	19,344
Wells Fargo & Company	893,400	19,164
Principal Financial Group, Inc.	440,400	17,273
Deutsche Bank AG1,2	1,838,019	16,892
Aegon NV1	5,240,670	14,195
Kotak Mahindra Bank Ltd.[1,2]	610,000	12,731
QBE Insurance Group Ltd.[1]	687,029	4,003
ICICI Bank Ltd.[1,2]	156,270	827
		1,309,397

6	American Funds Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 4.98%
Alibaba Group Holding Ltd.[1,2]	7,771,100	$295,838
Alibaba Group Holding Ltd. (ADR)[2]	45,750	13,939
LVMH Moët Hennessy-Louis Vuitton SE1	385,000	180,750
General Motors Company	5,196,000	179,418
Kering SA1	189,433	114,608
Amazon.com, Inc.[2]	36,325	110,288
adidas AG1,2	100,718	29,927
Sands China Ltd.[1]	6,804,300	23,848
Astra International Tbk PT1	51,231,400	18,934
Las Vegas Sands Corp.	361,350	17,367
Lufax Holding Ltd. (ADR)[2]	1,280,000	16,665
InterContinental Hotels Group PLC[1,2]	312,700	15,828
		1,017,410

Utilities 4.81%
E.ON SE1	27,988,700	291,887
DTE Energy Company	971,800	119,940
China Gas Holdings Ltd.[1]	27,029,546	82,827
SSE PLC[1]	4,567,943	74,288
Dominion Energy, Inc.	916,900	73,664
Duke Energy Corp.	796,600	73,375
National Grid PLC[1]	5,084,597	60,519
Edison International	990,000	55,480
ENN Energy Holdings Ltd.[1]	3,816,000	48,358
CenterPoint Energy, Inc.	2,028,983	42,872
Iberdrola, SA, non-registered shares[1]	3,590,657	42,358
EDP - Energias de Portugal, SA1	3,661,994	18,024
Sempra Energy	5,530	693
		984,285

Consumer staples 4.02%
British American Tobacco PLC[1]	5,001,823	158,917
Nestlé SA1	1,220,600	137,139
Philip Morris International Inc.	1,811,618	128,661
Imperial Brands PLC[1]	7,808,500	123,869
ITC Ltd.[1]	44,526,625	99,115
Kirin Holdings Company, Ltd.[1]	3,805,300	68,711
Pernod Ricard SA1	356,500	57,529
Altria Group, Inc.	921,500	33,248
Shiseido Company, Ltd.[1]	153,000	9,471
Thai Beverage PCL[1]	11,785,200	5,013
		821,673

Industrials 3.59%
Raytheon Technologies Corp.	2,313,300	125,658
General Dynamics Corp.	949,300	124,672
Carrier Global Corp.	2,250,000	75,127
Airports of Thailand PCL, foreign registered[1]	41,041,000	68,399
VINCI SA1	800,000	63,305
CSX Corp.	700,000	55,258
Melrose Industries PLC[1,2]	34,422,000	53,390
Recruit Holdings Co., Ltd.[1]	1,184,000	45,225
RELX PLC[1]	2,000,000	39,586
BAE Systems PLC[1]	6,460,000	33,233
Ryanair Holdings PLC (ADR)[2]	282,200	22,745
Ryanair Holdings PLC[1,2]	611,922	8,429
Airbus SE, non-registered shares[1,2]	267,500	19,649
		734,676

Energy 3.08%
Canadian Natural Resources, Ltd. (CAD denominated)	15,614,779	248,468
Chevron Corp.	1,494,630	103,877
EOG Resources, Inc.	2,150,000	73,616
Baker Hughes Co., Class A	3,920,000	57,898
BP PLC[1]	17,755,698	45,410
Cenovus Energy Inc.	12,910,000	42,248

American Funds Global Balanced Fund	7

Common stocks (continued)	Shares		Value (000)
Energy (continued)
TC Energy Corp. (CAD denominated)		523,647	$20,611
Enbridge Inc. (CAD denominated)		737,200	20,313
Exxon Mobil Corp.		548,000	17,876
			630,317

Materials 2.21%
Rio Tinto PLC[1]		2,374,900	134,583
BHP Group PLC[1]		5,704,000	110,703
Vale SA, ordinary nominative (ADR)		4,102,535	43,364
Evonik Industries AG1		1,750,000	42,306
Fortescue Metals Group Ltd.[1]		3,404,000	41,737
Dow Inc.		555,000	25,247
CRH PLC[1]		595,949	20,925
WestRock Co.		402,000	15,095
Linde PLC		31,000	6,830
BASF SE1		95,600	5,242
Air Liquide SA, non-registered shares[1]		35,200	5,152
			451,184

Real estate 1.59%
Crown Castle International Corp. REIT		888,300	138,752
Digital Realty Trust, Inc. REIT		400,000	57,720
Equinix, Inc. REIT		77,919	56,978
Alexandria Real Estate Equities, Inc. REIT		294,000	44,547
China Overseas Land & Investment Ltd.[1]		6,668,000	16,696
American Tower Corp. REIT		33,000	7,578
CK Asset Holdings Ltd.[1]		826,500	3,829
			326,100

Total common stocks (cost: $9,428,785,000)			11,595,589

Preferred securities 0.21%
Financials 0.15%
Fannie Mae, Series S, 8.25% noncumulative, preferred shares[2]		1,694,625	13,896
Fannie Mae, Series T, 8.25% noncumulative, preferred shares[2]		167,000	1,229
Fannie Mae, Series R, 7.625% noncumulative, preferred shares[2]		104,000	756
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares[2]		1,776,650	14,391
			30,272

Energy 0.06%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		1,132,901	7,488
Petróleo Brasileiro SA (Petrobras), preferred nominative		1,355,000	4,473
			11,961

Total preferred securities (cost: $47,685,000)			42,233

Convertible stocks 0.22%
Industrials 0.22%
Stanley Black & Decker, Inc., Series C, 5.00% cumulative, convertible preferred shares		37,500	44,925

Total convertible stocks (cost: $37,763,000)			44,925

Bonds, notes & other debt instruments 35.20%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 16.83%
Abu Dhabi (Emirate of) 2.50% 2022[5]		$11,100	11,501
Abu Dhabi (Emirate of) 0.75% 2023[5]		18,425	18,444
Abu Dhabi (Emirate of) 2.50% 2025[5]		2,015	2,142
Abu Dhabi (Emirate of) 3.125% 2027[5]		7,100	7,907
Agricultural Development Bank of China, 3.75% 2029	CNY	23,130	3,450
Agricultural Development Bank of China, 2.96% 2030		115,120	16,072
Australia (Commonwealth of), 1.00% 2031	A$	82,740	58,806
Australia (Commonwealth of), Series 162, 1.75% 2051		20,850	14,506
Bermuda 2.375% 2030[5]		$2,730	2,808
Brazil (Federative Republic of) 0% 2021	BRL	65,000	11,149

8	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Brazil (Federative Republic of) 10.00% 2027	BRL	53,400	$10,479
Canada 2.25% 2025	C$	51,600	42,095
Canada 2.25% 2029		82,045	70,173
Canada 2.75% 2048		10,200	10,425
Chile (Republic of) 4.50% 2026	CLP	8,825,000	13,177
China (People’s Republic of), Series 1916, 3.12% 2026	CNY	268,900	40,032
China (People’s Republic of), Series INBK, 2.85% 2027		231,600	33,757
China (People’s Republic of), Series 1906, 3.29% 2029		256,600	38,512
China (People’s Republic of), Series 1910, 3.86% 2049		870,670	129,373
China Development Bank Corp., Series 1909, 3.50% 2026		28,330	4,202
China Development Bank Corp., Series 2004, 3.43% 2027		146,180	21,614
China Development Bank Corp., Series 1805, 4.04% 2028		278,800	42,555
China Development Bank Corp., Series 1905, 3.48% 2029		386,680	56,714
China Development Bank Corp., Series 2005, 3.07% 2030		292,160	41,378
Colombia (Republic of) 3.875% 2027		$480	521
Colombia (Republic of) 5.75% 2027	COP	61,921,000	16,578
Colombia (Republic of) 4.50% 2029		$2,060	2,320
Colombia (Republic of), Series B, 7.75% 2030	COP	18,363,000	5,434
Colombia (Republic of) 3.125% 2031		$900	925
Colombia (Republic of), Series B, 7.25% 2034	COP	3,151,000	876
Colombia (Republic of) 7.25% 2050		57,462,000	15,269
Costa Rica (Republic of) 6.125% 2031[5]		$2,080	1,739
Cote d’Ivoire (Republic of) 5.875% 2031		€2,105	2,406
Dominican Republic 5.95% 2027		$1,714	1,873
Dominican Republic 4.50% 2030[5]		15,300	15,472
Dominican Republic 5.875% 2060[5]		4,270	4,099
European Financial Stability Facility 0.40% 2025		€13,200	16,058
European Investment Bank 2.25% 2022		$8,787	9,031
Export-Import Bank of India 0.59% 2022		¥1,100,000	10,452
French Republic O.A.T. 0% 2030		€35,300	42,553
French Republic O.A.T. 3.25% 2045		6,700	13,549
French Republic O.A.T. 0.75% 2052		800	1,043
Germany (Federal Republic of) 0.50% 2027		36,395	46,193
Germany (Federal Republic of) 0.25% 2029		7,950	10,026
Germany (Federal Republic of) 0% 2050		12,570	15,621
Greece (Hellenic Republic of) 3.45% 2024		27,500	35,523
Greece (Hellenic Republic of) 3.375% 2025		23,368	30,692
Greece (Hellenic Republic of) 2.00% 2027		17,750	22,507
Greece (Hellenic Republic of) 3.75% 2028		19,380	27,447
Greece (Hellenic Republic of) 3.875% 2029		20,720	30,122
Greece (Hellenic Republic of) 1.50% 2030		50,133	61,431
Greece (Hellenic Republic of) 1.875% 2035		5,710	7,278
Indonesia (Republic of) 0.67% 2021		¥300,000	2,863
Indonesia (Republic of) 0.54% 2022		300,000	2,850
Indonesia (Republic of) 3.75% 2022		$4,895	5,101
Indonesia (Republic of) 3.375% 2023		640	678
Indonesia (Republic of) 4.75% 2026		4,800	5,562
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	87,131,000	6,565
Indonesia (Republic of) 3.85% 2030		$1,835	2,095
Indonesia (Republic of), Series 82, 7.00% 2030	IDR	61,000,000	4,298
Indonesia (Republic of), Series 87, 6.50% 2031		80,503,000	5,476
Indonesia (Republic of), Series 74, 7.50% 2032		24,321,000	1,705
Indonesia (Republic of), Series 65, 6.625% 2033		60,802,000	4,006
Indonesia (Republic of), Series 68, 8.375% 2034		62,682,000	4,666
Israel (State of) 2.875% 2024		€4,600	5,869
Israel (State of) 1.50% 2027		1,825	2,317
Israel (State of) 2.00% 2027	ILS	105,710	33,789
Israel (State of) 1.50% 2029		€1,675	2,149
Israel (State of) 2.50% 2030		$11,080	11,926
Israel (State of) 2.75% 2030		1,650	1,807
Israel (State of) 5.50% 2042	ILS	38,700	19,415
Israel (State of) 3.375% 2050		$2,970	3,213
Israel (State of) 3.875% 2050		4,505	5,233
Italy (Republic of) 0.10% 2023[6]		€39,254	46,284
Italy (Republic of) 1.85% 2025		27,110	34,169
Italy (Republic of) 0.95% 2027		43,460	52,483
Italy (Republic of) 1.35% 2030		15,565	19,314

American Funds Global Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Italy (Republic of) 1.65% 2030		€2,000	$2,541
Italy (Republic of) 1.45% 2036		7,100	8,704
Japan, Series 315, 1.20% 2021		¥2,439,000	23,490
Japan, Series 17, 0.10% 2023[6]		245,810	2,343
Japan, Series 19, 0.10% 2024[6]		1,477,520	14,072
Japan, Series 18, 0.10% 2024[6]		707,200	6,729
Japan, Series 20, 0.10% 2025[6]		664,170	6,313
Japan, Series 21, 0.10% 2026[6]		1,316,458	12,515
Japan, Series 346, 0.10% 2027		6,930,100	67,024
Japan, Series 23, 0.10% 2028[6]		9,657,656	91,978
Japan, Series 24, 0.10% 2029[6]		7,786,206	74,132
Japan, Series 356, 0.10% 2029		4,452,900	42,950
Japan, Series 359, 0.10% 2030		597,150	5,744
Japan, Series 145, 1.70% 2033		6,000,000	68,296
Japan, Series 150, 1.40% 2034		660,000	7,325
Japan, Series 152, 1.20% 2035		8,991,950	97,597
Japan, Series 21, 2.30% 2035		1,360,000	16,912
Japan, Series 36, 2.00% 2042		200,000	2,513
Japan, Series 42, 1.70% 2044		1,856,400	22,460
Japan, Series 57, 0.80% 2047		416,800	4,203
Kuwait (State of) 2.75% 2022[5]		$7,300	7,508
Lithuania (Republic of) 6.625% 2022[5]		1,000	1,077
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR	111,400	29,217
Malaysia (Federation of), Series 0417, 3.899% 2027		60,700	15,979
Malaysia (Federation of), Series 0418, 4.893% 2038		173,574	49,129
Malaysia (Federation of), Series 0219, 4.467% 2039		39,600	10,711
Malaysia (Federation of), Series 0519, 3.757% 2040		83,863	21,001
Malaysia (Federation of), Series 0216, 4.736% 2046		23,569	6,437
Malaysia (Federation of), Series 0518, 4.921% 2048		8,000	2,217
Morocco (Kingdom of) 4.25% 2022		$5,700	5,979
Morocco (Kingdom of) 4.25% 2022[5]		500	524
Morocco (Kingdom of) 3.50% 2024		€3,300	4,144
Morocco (Kingdom of) 1.375% 2026		2,945	3,409
Morocco (Kingdom of) 2.00% 2030		2,935	3,335
Morocco (Kingdom of) 1.50% 2031		12,240	13,249
Morocco (Kingdom of) 1.50% 2031		6,550	7,090
Morocco (Kingdom of) 5.50% 2042		$3,500	4,222
National Highways Authority of India 7.17% 2021	INR	480,000	6,712
National Highways Authority of India 7.27% 2022		100,000	1,416
Netherlands Government Eurobond 0% 2027		€32,890	39,945
Netherlands Government Eurobond 0% 2030		1,400	1,714
New Zealand 1.75% 2041	NZ$	47,000	33,958
Norway (Kingdom of) 3.75% 2021	NKr	14,670	1,569
Norway (Kingdom of) 1.75% 2025		111,330	12,370
Nova Scotia (Province of) 3.15% 2051	C$	5,500	4,925
Panama (Republic of) 3.75% 2026[5]		$3,135	3,396
Panama (Republic of) 3.16% 2030		9,535	10,423
Panama (Republic of) 4.50% 2047		7,095	8,775
Panama (Republic of) 4.50% 2050		1,925	2,389
Panama (Republic of) 4.50% 2056		3,345	4,139
Panama (Republic of) 3.87% 2060		800	905
Paraguay (Republic of) 4.625% 2023		1,100	1,165
Paraguay (Republic of) 5.00% 2026		1,145	1,307
Paraguay (Republic of) 4.95% 2031		2,380	2,785
Paraguay (Republic of) 5.40% 2050[5]		5,355	6,546
Peru (Republic of) 2.392% 2026		1,365	1,437
Peru (Republic of) 5.625% 2050		375	598
PETRONAS Capital Ltd. 3.50% 2030[5]		3,325	3,712
PETRONAS Capital Ltd. 4.55% 2050[5]		4,395	5,551
Philippines (Republic of) 0.38% 2021		¥400,000	3,814
Philippines (Republic of) 0.70% 2029		€2,970	3,411
Poland (Republic of) 3.25% 2026		$8,605	9,726
Poland (Republic of), Series 1029, 2.75% 2029	PLN	15,470	4,461
Portuguese Republic 0.475% 2030		€5,240	6,330
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[5]		$1,170	1,217
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[5]		1,580	1,801
PT Indonesia Asahan Aluminium Tbk 5.45% 2030		450	513

10	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Qatar (State of) 4.50% 2022[5]		$1,000	$1,047
Qatar (State of) 3.875% 2023[5]		690	741
Qatar (State of) 3.40% 2025[5]		4,890	5,373
Qatar (State of) 4.50% 2028[5]		20,940	25,123
Qatar (State of) 5.103% 2048[5]		1,345	1,858
Quebec (Province of) 1.90% 2030	C$	31,225	24,558
Romania 3.624% 2030		€32,983	44,150
Romania 3.624% 2030		15,150	20,279
Romania 2.00% 2032		6,900	8,061
Romania 3.50% 2034		1,865	2,461
Romania 3.875% 2035		8,360	11,337
Romania 3.375% 2038		7,295	9,211
Romania 4.625% 2049		23,065	33,367
Russian Federation 7.00% 2023	RUB	1,644,070	21,831
Russian Federation 7.00% 2023		190,900	2,521
Russian Federation 2.875% 2025		€8,400	10,761
Russian Federation 2.875% 2025		3,400	4,356
Russian Federation 7.15% 2025	RUB	90,000	1,217
Russian Federation 4.25% 2027		$4,200	4,725
Russian Federation 4.375% 2029[5]		5,000	5,720
Russian Federation 6.90% 2029	RUB	1,016,325	13,603
Russian Federation 7.65% 2030		1,835,900	25,693
Russian Federation 8.50% 2031		151,920	2,247
Russian Federation 7.70% 2033		794,120	11,151
Russian Federation 7.25% 2034		224,860	3,057
Russian Federation 5.10% 2035[5]		$3,200	3,898
Saskatchewan (Province of) 3.05% 2028	C$	8,000	6,828
Saudi Arabia (Kingdom of) 2.375% 2021[5]		$1,650	1,677
Saudi Arabia (Kingdom of) 2.894% 2022[5]		3,800	3,915
Saudi Arabia (Kingdom of) 3.628% 2027[5]		3,800	4,231
Saudi Arabia (Kingdom of) 3.625% 2028[5]		8,235	9,152
Serbia (Republic of) 3.125% 2027		€40,920	51,929
Serbia (Republic of) 3.125% 2027		6,025	7,646
Serbia (Republic of) 1.50% 2029		7,919	9,014
Singapore (Republic of) 2.625% 2028	S$	11,314	9,433
Singapore (Republic of) 2.875% 2029		5,915	5,085
Singapore (Republic of) 2.875% 2030		6,321	5,525
South Africa (Republic of) 8.00% 2030	ZAR	139,700	7,905
South Africa (Republic of), Series R-214, 6.50% 2041		87,800	3,312
South Africa (Republic of), Series R-2048, 8.75% 2048		202,700	9,471
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	3,200,000	2,881
South Korea (Republic of), Series 2503, 1.50% 2025		33,189,000	29,650
South Korea (Republic of), Series 2712, 2.375% 2027		26,409,910	24,856
Spain (Kingdom of) 0.80% 2027		€6,230	7,731
Spain (Kingdom of) 1.45% 2029		5,780	7,567
Spain (Kingdom of) 1.25% 2030		17,312	22,396
Spain (Kingdom of) 2.70% 2048		2,690	4,539
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$18,707	14,779
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		2,878	1,971
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		2,852	1,840
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023[5]		214	123
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023		6,986	4,017
Tunisia (Republic of) 6.375% 2026		€8,100	8,076
Turkey (Republic of) 6.35% 2024		$8,700	8,600
Turkey (Republic of) 7.625% 2029		2,045	2,066
Ukraine 16.06% 2022	UAH	39,072	1,484
Ukraine 17.00% 2022		73,802	2,821
Ukraine 17.25% 2022		207,326	7,840
Ukraine 10.00% 2023		121,500	4,149
Ukraine 15.84% 2025		27,000	1,066
Ukraine 6.75% 2026		€4,125	4,731
Ukraine 6.75% 2026		3,944	4,524
Ukraine 4.375% 2030		10,270	10,009
United Kingdom 2.75% 2024		£5,310	7,626
United Kingdom 1.25% 2027		9,740	13,625
United Kingdom 4.25% 2027		22,870	38,422
United Kingdom 0.375% 2030		9,155	11,951

American Funds Global Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
United Kingdom 4.75% 2030		£18,520	$34,711
United Kingdom 4.25% 2032		10,965	20,439
United Kingdom 4.50% 2034		9,680	19,257
United Kingdom 0.625% 2035		9,386	12,183
United Kingdom 3.25% 2044		7,300	14,369
United Kingdom 3.50% 2045		2,850	5,877
United Kingdom 1.50% 2047		4,450	6,705
United Kingdom 0.625% 2050		12,200	14,969
United Kingdom 0.50% 2061		3,060	3,621
United Mexican States 0.70% 2021		¥1,100,000	10,494
United Mexican States, Series M, 6.50% 2021	MXN	401,600	19,163
United Mexican States 0.62% 2022		¥100,000	948
United Mexican States, Series M, 6.50% 2022	MXN	367,100	17,847
United Mexican States, Series M20, 10.00% 2024		933,100	52,075
United Mexican States 3.90% 2025		$2,420	2,646
United Mexican States, Series M, 5.75% 2026	MXN	212,300	10,193
United Mexican States, Series M, 7.50% 2027		1,224,000	63,519
United Mexican States, Series M20, 8.50% 2029		712,000	39,192
United Mexican States 3.25% 2030		$7,450	7,712
United Mexican States 4.75% 2032		3,080	3,527
United Mexican States 5.00% 2051		1,920	2,198
United Mexican States 5.75% 2110		3,000	3,500
United Mexican States 5.625% 2114		£2,000	2,787
Uruguay (Oriental Republic of) 9.875% 2022	UYU	47,470	1,142
Uruguay (Oriental Republic of) 8.50% 2028		229,512	5,614
Uruguay (Oriental Republic of) 4.375% 2031		$1,550	1,874

Total bonds & notes of governments & government agencies outside the U.S.			3,441,592

Corporate bonds, notes & loans 8.35%
Financials 1.75%
ACE INA Holdings Inc. 2.875% 2022		645	675
ACE INA Holdings Inc. 3.35% 2026		645	728
ACE INA Holdings Inc. 4.35% 2045		665	862
Allianz SE 4.75% (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[7]		€9,000	11,600
Banco del Estado de Chile 2.668% 2021[5]		$2,250	2,258
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[7]		3,710	3,640
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[7]		2,100	2,238
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[7]		700	701
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[7]		9,500	9,558
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[7]		3,402	3,783
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[7]		2,500	2,470
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[7]		5,200	5,395
Bank of America Corp. 4.083% 2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)[7]		9,520	11,600
Bank of China/Tokyo 0.42% 2021		¥300,000	2,869
Barclays Bank PLC 6.00% 2021		€1,400	1,649
Barclays Bank PLC 10.00% 2021		£3,700	5,019
Barclays Bank PLC 6.625% 2022		€725	919
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[7]		3,400	4,060
China Construction Bank Corp., 2.45% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.15% on 6/24/2025)[7]		$14,200	14,282
China Construction Bank Corp. Hong Kong Branch 1.00% 2023		6,000	5,989
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[7]		14,050	15,188
Citigroup Inc. 3.20% 2026		3,329	3,664
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[7]		1,535	1,650
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[7]		11,000	11,461
Credit Suisse Group AG 3.00% 2021		3,450	3,544
Credit Suisse Group AG 2.125% 2025 (GBP SWAP RATE + 1.23% on 9/12/2024)[7]		£3,950	5,297
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[5,7]		$600	689
Danske Bank AS 3.875% 2023[5]		5,300	5,702
Five Corners Funding Trust II 2.85% 2030[5]		7,390	7,954
Goldman Sachs Group, Inc. 1.00% 2021[5]		¥219,000	2,103
Goldman Sachs Group, Inc. 5.25% 2021		$900	932
Goldman Sachs Group, Inc. 2.80% 2022[5]		¥180,000	1,770
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[7]		$6,000	6,234
Goldman Sachs Group, Inc. 3.20% 2023		4,000	4,234
Goldman Sachs Group, Inc. 3.50% 2025		5,126	5,649

12	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 2.60% 2030	$5,050	$5,332
Goldman Sachs Group, Inc. 3.80% 2030	2,618	3,022
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[7]	2,565	2,994
Goldman Sachs Group, Inc. 4.75% 2045	539	707
Groupe BPCE SA 5.70% 2023[5]	7,625	8,562
Groupe BPCE SA 1.00% 2025	€6,800	8,185
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[7]	$4,670	4,890
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[7]	9,368	10,514
HSBC Holdings PLC 4.95% 2030	2,900	3,532
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[7]	700	696
Intesa Sanpaolo SpA 5.017% 2024[5]	10,165	10,732
JPMorgan Chase & Co. 3.25% 2022	1,850	1,953
JPMorgan Chase & Co. 2.70% 2023	4,225	4,453
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[7]	1,600	1,688
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[7]	11,445	13,850
Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[7]	1,230	1,208
Lloyds Banking Group PLC 7.625% 2025	£1,225	2,010
Metropolitan Life Global Funding I 2.50% 2020[5]	$4,000	4,008
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	3,000	3,113
Morgan Stanley 3.125% 2026	3,175	3,509
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[7]	3,586	3,833
Morgan Stanley 3.622% 2031 (USD-SOFR + 3.12% on 4/1/2030)[7]	4,470	5,131
New York Life Global Funding 1.20% 2030[5]	6,520	6,277
New York Life Insurance Company 3.75% 2050[5]	1,261	1,405
Oversea-Chinese Banking Corp. Ltd. 1.832% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.58% on 9/10/2025)[5,7]	3,529	3,518
PNC Financial Services Group, Inc. 2.854% 2022[7]	2,000	2,098
Rabobank Nederland 4.625% 2023	3,750	4,171
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)[7]	€5,450	6,429
Royal Bank of Scotland PLC 3.073% 2028 (UST Yield Curve Rate T Note Constant Maturity 1-year + 2.55% on 5/22/2027)[7]	$7,075	7,477
Santander Holdings USA, Inc. 3.244% 2026	7,400	7,973
Skandinaviska Enskilda Banken AB 2.80% 2022	5,000	5,162
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[5,7]	2,600	2,993
UniCredit SpA 3.75% 2022[5]	5,000	5,176
UniCredit SpA 4.625% 2027[5]	3,800	4,265
UniCredit SpA 2.00% 2029 (EUR-EUSA5 + 2.40% on 9/23/2024)[7]	€500	543
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[7]	$18,925	19,653
Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[7]	10,400	10,726
		358,154

Communication services 1.19%
AT&T Inc. 2.30% 2027	1,000	1,039
AT&T Inc. 4.25% 2027	2,130	2,450
AT&T Inc. 4.10% 2028	5,457	6,261
AT&T Inc. 2.75% 2031	12,327	12,792
AT&T Inc. 2.05% 2032	€3,440	4,455
AT&T Inc. 2.25% 2032	$1,000	980
AT&T Inc. 3.65% 2051	2,850	2,802
AT&T Inc. 3.50% 2053[5]	400	381
Baidu Inc. 3.425% 2030	1,220	1,345
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	10,050	10,431
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	8,410	9,279
CenturyLink, Inc. 7.50% 2024	3,685	4,071
CenturyLink, Inc., Series T, 5.80% 2022	4,907	5,112
Comcast Corp. 3.95% 2025	7,695	8,822
Comcast Corp., 0.25% 2027	€3,570	4,204
Deutsche Telekom International Finance BV 1.95% 2021[5]	$1,625	1,644
Deutsche Telekom International Finance BV 2.82% 2022[5]	2,625	2,688
Deutsche Telekom International Finance BV 4.375% 2028[5]	6,025	7,116
Deutsche Telekom International Finance BV 9.25% 2032	1,510	2,543
Discovery Communications, Inc. 3.625% 2030	1,467	1,624
France Télécom 5.375% 2050	£2,000	4,388
KT Corp. 0.30% 2020	¥1,600,000	15,281

American Funds Global Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
KT Corp. 0.38% 2021	¥200,000	$1,909
Sprint Corp. 11.50% 2021	$925	1,011
Sprint Corp. 6.875% 2028	29,030	36,741
Sprint Corp. 8.75% 2032	9,648	14,447
Tencent Holdings Ltd. 2.39% 2030[5]	12,000	12,148
Tencent Holdings Ltd. 3.24% 2050[5]	11,080	11,133
Tencent Music Entertainment Group, 2.00% 2030	2,055	2,016
T-Mobile US, Inc. 1.50% 2026[5]	3,900	3,934
T-Mobile US, Inc. 6.50% 2026	11,275	11,763
T-Mobile US, Inc. 2.05% 2028[5]	2,500	2,533
T-Mobile US, Inc. 3.875% 2030[5]	8,200	9,222
T-Mobile US, Inc. 2.55% 2031[5]	4,700	4,789
T-Mobile US, Inc. 3.30% 2051[5]	600	580
Verizon Communications Inc. 3.15% 2030	2,050	2,284
Verizon Communications Inc. 4.272% 2036	241	294
Walt Disney Company 2.65% 2031	16,880	18,141
		242,653

Utilities 1.05%
Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 2023[5]	4,800	5,076
Berkshire Hathaway Energy Co. 3.50% 2025	4,200	4,638
Berkshire Hathaway Energy Co. 3.70% 2030[5]	2,125	2,469
Berkshire Hathaway Energy Company 1.65% 2031[5]	6,375	6,300
Berkshire Hathaway Energy Co. 2.85% 2051[5]	1,142	1,117
CMS Energy Corp. 3.60% 2025	2,000	2,222
CMS Energy Corp. 3.00% 2026	1,960	2,155
CMS Energy Corp. 3.45% 2027	890	994
Colbun SA 3.95% 2027[5]	6,330	7,030
DTE Energy Co. 3.30% 2022	17,460	18,140
DTE Energy Co. 3.70% 2023	13,990	15,154
Duke Energy Carolinas, LLC 3.05% 2023	8,535	9,043
Duke Energy Corp. 3.75% 2024	3,950	4,339
Duke Energy Progress, LLC 3.70% 2028	2,400	2,791
Edison International 5.75% 2027	833	948
Edison International 4.125% 2028	4,942	5,174
Enel Finance International SA 2.75% 2023[5]	10,800	11,289
Enel Finance International SA 3.625% 2027[5]	6,375	7,087
Enel Finance International SA 3.50% 2028[5]	3,800	4,207
Enersis Américas SA 4.00% 2026	1,215	1,328
Engie Energia Chile SA 3.40% 2030[5]	3,020	3,209
ENN Energy Holdings Ltd. 2.625% 2030[5]	8,481	8,541
Entergy Texas, Inc. 1.75% 2031	175	172
Exelon Corp. 3.40% 2026	4,390	4,904
Exelon Corp., junior subordinated, 3.497% 2022[7]	1,350	1,408
FirstEnergy Corp. 3.90% 2027	2,050	2,193
FirstEnergy Corp. 4.85% 2047	1,085	1,179
Grupo Energia Bogota SA ESP 4.875% 2030[5]	2,090	2,386
Interstate Power and Light Co. 2.30% 2030	2,650	2,789
NextEra Energy Capital Holdings, Inc. 2.25% 2030	13,786	14,274
Niagara Mohawk Power Corp. 3.508% 2024[5]	2,380	2,597
Pacific Gas and Electric Co. 2.95% 2026	1,035	1,049
Pacific Gas and Electric Co. 2.10% 2027	5,108	4,934
Pacific Gas and Electric Co. 3.30% 2027	1,775	1,795
Pacific Gas and Electric Co. 4.65% 2028	1,049	1,127
Pacific Gas and Electric Co. 4.55% 2030	1,267	1,362
Pacific Gas and Electric Co. 2.50% 2031	19,558	18,581
Pacific Gas and Electric Co. 3.30% 2040	11,495	10,602
Pacific Gas and Electric Co. 3.50% 2050	7,757	7,016
Public Service Electric and Gas Co. 2.05% 2050	1,595	1,424
San Diego Gas & Electric Co. 1.70% 2030	325	322
Southern California Edison Co. 2.85% 2029	525	553
Southern California Edison Co. 2.25% 2030	500	505
State Grid Europe Development (2014) PLC 1.50% 2022	€541	641
State Grid Overseas Investment Ltd. 1.25% 2022	1,950	2,310

14	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
State Grid Overseas Investment Ltd. 1.375% 2025		€909	$1,104
State Grid Overseas Investment Ltd. 2.125% 2030		400	515
Xcel Energy Inc. 3.35% 2026		$4,502	5,042
			214,035

Energy 0.96%
Apache Corp. 4.25% 2044		960	816
Baker Hughes, a GE Co. 4.486% 2030		1,258	1,428
Canadian Natural Resources Ltd. 2.95% 2030		9,875	9,685
Cenovus Energy Inc. 5.40% 2047		900	888
Chevron Corp. 2.498% 2022		9,180	9,431
Chevron USA Inc. 2.343% 2050		300	272
Concho Resources Inc. 4.85% 2048		1,780	2,173
Enbridge Energy Partners, LP 5.875% 2025		1,845	2,204
Enbridge Energy Partners, LP 7.375% 2045		5,035	7,299
Enbridge Inc. 2.50% 2025		2,800	2,925
Enbridge Inc. 4.25% 2026		2,685	3,077
Enbridge Inc. 3.70% 2027		2,083	2,301
Energy Transfer Partners, LP 6.25% 2049		2,820	2,974
Equinor ASA 1.75% 2026		1,385	1,438
Equinor ASA 2.375% 2030		2,785	2,899
Equinor ASA 3.70% 2050		4,682	5,202
Exxon Mobil Corp. 2.992% 2025		4,515	4,916
Exxon Mobil Corp. 3.482% 2030		9,830	11,097
Exxon Mobil Corp. 3.452% 2051		350	371
Halliburton Company 3.80% 2025		87	94
Kinder Morgan Energy Partners, LP 5.00% 2043		1,980	2,183
Kinder Morgan, Inc. 4.30% 2025		20,905	23,483
Kinder Morgan, Inc. 5.55% 2045		6,894	8,054
MPLX LP 2.65% 2030		3,002	2,893
ONEOK, Inc. 2.20% 2025		535	527
ONEOK, Inc. 3.10% 2030		5,235	5,026
Petróleos Mexicanos 7.19% 2024	MXN	12,367	509
Petróleos Mexicanos 6.875% 2025[5]		$210	208
Petróleos Mexicanos 7.47% 2026	MXN	179,633	6,729
Petróleos Mexicanos 6.35% 2048		$1,682	1,287
Petróleos Mexicanos 6.95% 2060		414	324
Pioneer Natural Resources Company 1.90% 2030		406	380
Plains All American Pipeline, LP 3.80% 2030		1,081	1,046
PTT Exploration and Production PCL 2.587% 2027[5]		740	765
Shell International Finance BV 3.50% 2023		6,505	7,080
Shell International Finance BV 2.375% 2029		4,110	4,303
Shell International Finance BV 3.25% 2050		300	309
Statoil ASA 3.25% 2024		4,100	4,502
Statoil ASA 3.70% 2024		1,475	1,623
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[7]		18,000	19,147
TransCanada PipeLines Ltd. 4.10% 2030		3,360	3,813
Tullow Oil PLC 6.25% 2022		5,000	3,125
Williams Companies, Inc. 3.50% 2030		3,219	3,458
Williams Partners LP 4.30% 2024		2,000	2,182
Williams Partners LP 3.90% 2025		945	1,026
Williams Partners LP 4.00% 2025		18,185	20,083
			195,555

Health care 0.91%
Abbott Laboratories 3.40% 2023		735	797
Abbott Laboratories 3.75% 2026		2,266	2,632
AbbVie Inc. 3.80% 2025[5]		5,000	5,558
AbbVie Inc. 3.20% 2026		4,852	5,365
AbbVie Inc. 4.50% 2035		535	650
AbbVie Inc. 4.75% 2045[5]		214	262
Aetna Inc. 2.80% 2023		395	415
Amgen Inc. 1.90% 2025		1,644	1,715
Amgen Inc. 2.20% 2027		1,261	1,327
AstraZeneca PLC 2.375% 2022		1,500	1,545
AstraZeneca PLC 3.50% 2023		4,500	4,870
Bayer US Finance II LLC 3.875% 2023[5]		2,582	2,814

American Funds Global Balanced Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Bayer US Finance II LLC 4.25% 2025[5]	$419	$477
Becton, Dickinson and Company 2.894% 2022	2,545	2,633
Becton, Dickinson and Company 3.734% 2024	1,178	1,300
Becton, Dickinson and Company 3.70% 2027	1,888	2,138
Becton, Dickinson and Company 2.823% 2030	10,384	11,078
Bristol-Myers Squibb Company 2.90% 2024	6,287	6,790
Cigna Corp. 3.40% 2021	1,480	1,520
Cigna Corp. 4.125% 2025	3,250	3,721
CVS Health Corp. 3.35% 2021	449	454
CVS Health Corp. 3.70% 2023	498	533
EMD Finance LLC 3.25% 2025[5]	9,675	10,624
Gilead Sciences, Inc. 2.80% 2050	405	387
Medtronic, Inc. 3.50% 2025	2,491	2,800
Novartis Capital Corp. 2.40% 2022	3,000	3,094
Novartis Capital Corp. 1.75% 2025	2,619	2,740
Novartis Capital Corp. 2.00% 2027	1,428	1,502
Novartis Capital Corp. 2.20% 2030	3,021	3,211
Pfizer Inc. 2.80% 2022	4,236	4,380
Regeneron Pharmaceuticals, Inc. 1.75% 2030	4,202	4,054
Shire PLC 2.40% 2021	1,597	1,623
Shire PLC 2.875% 2023	2,486	2,639
Shire PLC 3.20% 2026	905	1,007
Stryker Corp. 0.25% 2024	€1,200	1,415
Stryker Corp. 0.75% 2029	2,440	2,931
Stryker Corp. 1.00% 2031	1,130	1,358
Takeda Pharmaceutical Co., Ltd. 1.375% 2032	2,176	2,679
Takeda Pharmaceutical Co., Ltd. 2.00% 2040	2,278	2,893
Takeda Pharmaceutical Company, Ltd. 4.40% 2023	$4,470	4,963
Takeda Pharmaceutical Company, Ltd. 0.75% 2027	€1,984	2,379
Takeda Pharmaceutical Company, Ltd. 1.00% 2029	12,932	15,600
Takeda Pharmaceutical Company, Ltd. 2.05% 2030	$3,829	3,854
Takeda Pharmaceutical Company, Ltd. 3.175% 2050	2,610	2,633
Teva Pharmaceutical Finance Co. BV 3.15% 2026	27,380	24,146
Teva Pharmaceutical Finance Co. BV 4.10% 2046	7,700	6,420
Thermo Fisher Scientific Inc. 4.133% 2025	3,248	3,693
Thermo Fisher Scientific Inc. 4.497% 2030	1,430	1,773
Upjohn Inc. 1.65% 2025[5]	526	538
Upjohn Inc. 2.30% 2027[5]	355	367
Upjohn Inc. 2.70% 2030[5]	1,376	1,422
Upjohn Inc. 3.85% 2040[5]	1,844	1,983
Upjohn Inc. 4.00% 2050[5]	1,269	1,336
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	7,454	7,670
		186,708

Consumer discretionary 0.70%
Amazon.com, Inc. 2.80% 2024	7,345	7,932
Amazon.com, Inc. 1.20% 2027	2,130	2,152
Amazon.com, Inc. 2.50% 2050	8,865	8,776
American Honda Finance Corp. 1.60% 2022	€1,930	2,306
American Honda Finance Corp. 1.95% 2024	1,740	2,184
Bayerische Motoren Werke AG 1.85% 2021[5]	$1,500	1,518
Bayerische Motoren Werke AG 2.25% 2023[5]	1,000	1,043
Bayerische Motoren Werke AG 3.90% 2025[5]	2,780	3,101
Bayerische Motoren Werke AG 4.15% 2030[5]	2,780	3,265
DaimlerChrysler North America Holding Corp. 2.00% 2021[5]	10,275	10,377
DaimlerChrysler North America Holding Corp. 3.00% 2021[5]	10,500	10,579
General Motors Company 5.40% 2023	7,130	7,891
General Motors Financial Co. 5.20% 2023	8,746	9,495
Hyundai Capital America 2.375% 2027[5]	4,619	4,657
Hyundai Capital Services Inc. 3.75% 2023[5]	5,400	5,726
Lowe’s Companies, Inc. 3.00% 2050	400	410
Magna International Inc. 2.45% 2030	2,275	2,389
NIKE, Inc. 3.375% 2050	1,875	2,151
Nissan Motor Co., Ltd. 3.522% 2025[5]	8,177	8,236
Royal Caribbean Cruises Ltd. 11.50% 2025[5]	14,055	16,111
Toyota Motor Credit Corp. 2.90% 2023	3,720	3,947
Toyota Motor Credit Corp. 0.80% 2025	932	931

16	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Toyota Motor Credit Corp. 3.00% 2025	$3,720	$4,086
Toyota Motor Credit Corp. 3.375% 2030	1,239	1,432
Volkswagen Group of America Finance, LLC 3.875% 2020[5]	3,700	3,704
Volkswagen Group of America Finance, LLC 3.125% 2023[5]	7,666	8,109
Volkswagen Group of America Finance, LLC 4.25% 2023[5]	6,300	6,926
Volkswagen Group of America Finance, LLC 4.625% 2025[5]	3,270	3,785
		143,219

Consumer staples 0.69%
Altria Group, Inc. 4.75% 2021	1,500	1,534
Altria Group, Inc. 1.00% 2023	€2,100	2,500
Altria Group, Inc. 3.80% 2024	$13,090	14,257
Altria Group, Inc. 1.70% 2025	€12,300	15,185
Altria Group, Inc. 4.40% 2026	$16,172	18,655
Altria Group, Inc. 2.20% 2027	€6,300	7,996
Anheuser-Busch InBev NV 4.00% 2028	$2,800	3,224
Anheuser-Busch InBev NV 4.75% 2029	8,970	10,863
Anheuser-Busch InBev NV 4.50% 2050	845	1,002
British American Tobacco PLC 2.789% 2024	2,625	2,778
British American Tobacco PLC 3.215% 2026	2,181	2,347
British American Tobacco PLC 3.557% 2027	4,460	4,812
British American Tobacco PLC 4.70% 2027	4,193	4,803
British American Tobacco PLC 3.462% 2029	2,625	2,815
British American Tobacco PLC 4.39% 2037	4,680	4,999
British American Tobacco PLC 3.734% 2040	840	826
British American Tobacco PLC 4.758% 2049	2,040	2,208
Conagra Brands, Inc. 4.30% 2024	6,130	6,846
Conagra Brands, Inc. 1.375% 2027	355	351
General Mills, Inc. 3.20% 2021	815	826
Keurig Dr Pepper Inc. 4.597% 2028	4,975	5,957
Keurig Dr Pepper Inc. 3.20% 2030	474	529
Kimberly-Clark Corp. 3.10% 2030	374	427
Molson Coors Brewing Co. 2.10% 2021	5,210	5,265
PepsiCo, Inc. 1.40% 2031	985	978
Pernod Ricard SA 4.45% 2022[5]	3,125	3,272
Philip Morris International Inc. 0.875% 2026	572	569
Philip Morris International Inc. 2.10% 2030	2,078	2,117
Philip Morris International Inc. 4.25% 2044	1,900	2,269
Procter & Gamble Company 0.55% 2025	1,215	1,210
Procter & Gamble Company 1.20% 2030	4,610	4,561
Reynolds American Inc. 4.45% 2025	4,190	4,736
		140,717

Industrials 0.39%
Airbus Group SE 2.70% 2023[5]	885	925
Autoridad del Canal de Panama 4.95% 2035[5]	1,300	1,632
Autoridad del Canal de Panama 4.95% 2035	1,025	1,287
Boeing Company 4.508% 2023	25,000	26,497
Boeing Company 3.25% 2028	650	648
Boeing Company 5.805% 2050	4,010	4,727
Carrier Global Corp. 2.242% 2025[5]	1,506	1,574
Carrier Global Corp. 2.493% 2027[5]	1,245	1,309
CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[7]	8,340	8,319
CCCI Treasure Ltd., 3.65% (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.00% on 2/21/2027)[7]	1,810	1,805
CSX Corp. 3.80% 2050	217	255
DP World Crescent 4.848% 2028[5]	1,125	1,258
ENA Norte Trust 4.95% 2028[5]	670	674
General Electric Co. 4.35% 2050	4,725	5,003
Honeywell International Inc. 0.75% 2032	€1,060	1,266
Lima Metro Line 2 Finance Ltd. 5.875% 2034	$2,404	2,909
Lima Metro Line 2 Finance Ltd. 5.875% 2034[5]	1,546	1,874
Lima Metro Line 2 Finance Ltd. 4.35% 2036[5]	1,430	1,566
Mexico City Airport Trust 5.50% 2046	209	180
Mexico City Airport Trust 5.50% 2047	1,154	998
Mexico City Airport Trust 5.50% 2047[5]	213	184

American Funds Global Balanced Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Northrop Grumman Corp. 2.55% 2022	$2,345	$2,439
Siemens AG 2.70% 2022[5]	1,780	1,839
Thomson Reuters Corp. 4.30% 2023	1,905	2,088
Union Pacific Corp. 3.15% 2024	2,750	2,977
United Technologies Corp. 3.65% 2023	171	185
United Technologies Corp. 4.125% 2028	5,000	5,861
		80,279

Information technology 0.32%
Adobe Inc. 2.15% 2027	3,585	3,817
Apple Inc. 2.50% 2022	2,970	3,048
Apple Inc. 3.35% 2027	2,650	2,998
Apple Inc. 2.40% 2050	500	489
Broadcom Inc. 3.15% 2025	2,830	3,054
Broadcom Inc. 4.15% 2030	3,330	3,737
Fiserv, Inc. 2.65% 2030	500	531
Global Payments Inc. 2.90% 2030	2,143	2,278
Lenovo Group Ltd. 5.875% 2025	16,810	19,137
Microsoft Corp. 2.40% 2026	10,568	11,507
Microsoft Corp. 3.30% 2027	2,600	2,958
Oracle Corp. 2.65% 2026	5,224	5,695
Oracle Corp. 3.25% 2027	4,246	4,775
PayPal Holdings, Inc. 2.30% 2030	2,351	2,469
ServiceNow, Inc. 1.40% 2030	140	135
		66,628

Real estate 0.25%
American Campus Communities, Inc. 3.75% 2023	3,040	3,203
American Campus Communities, Inc. 4.125% 2024	3,730	4,036
American Campus Communities, Inc. 3.30% 2026	24,114	25,929
Corporate Office Properties LP 3.60% 2023	240	253
Equinix, Inc. 3.20% 2029	1,900	2,067
Equinix, Inc. 2.15% 2030	5,662	5,694
Equinix, Inc. 3.00% 2050	1,738	1,699
Essex Portfolio LP 3.50% 2025	5,120	5,631
Essex Portfolio LP 3.375% 2026	1,545	1,716
WEA Finance LLC 3.75% 2024[5]	2,070	2,163
		52,391

Materials 0.14%
Anglo American Capital PLC 5.375% 2025[5]	9,050	10,440
Anglo American Capital PLC 5.625% 2030[5]	600	741
Chevron Phillips Chemical Co. LLC 3.30% 2023[5]	1,945	2,058
Dow Chemical Co. 0.50% 2027	€3,140	3,621
Dow Chemical Co. 1.125% 2032	2,890	3,321
Fresnillo PLC 4.25% 2050[5]	$2,232	2,276
LYB International Finance III, LLC 1.25% 2025	188	189
LYB International Finance III, LLC 2.25% 2030	273	273
Newcrest Finance Pty Ltd. 3.25% 2030[5]	1,055	1,149
Sherwin-Williams Company 2.75% 2022	214	221
Vale Overseas Ltd. 3.75% 2030	3,478	3,666
		27,955

Total corporate bonds, notes & loans		1,708,294

U.S. Treasury bonds & notes 8.02%
U.S. Treasury 6.55%
U.S. Treasury 2.00% 2021	1,041	1,057
U.S. Treasury 1.75% 2022	21,595	22,167
U.S. Treasury 1.875% 2022[8]	109,130	112,707
U.S. Treasury 2.50% 2023	106,269	112,212
U.S. Treasury 2.625% 2023	19,300	20,399
U.S. Treasury 2.75% 2023	116,981	124,473
U.S. Treasury 1.50% 2024	86,350	90,511
U.S. Treasury 1.50% 2024	36,096	37,859
U.S. Treasury 2.125% 2024	17,475	18,731
U.S. Treasury 2.375% 2024	51,500	55,166

18	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.50% 2024	$18,750	$20,240
U.S. Treasury 0.25% 2025	105,820	105,225
U.S. Treasury 2.125% 2025	20,240	21,866
U.S. Treasury 2.75% 2025	47,790	53,082
U.S. Treasury 2.875% 2025[8]	80,451	89,964
U.S. Treasury 2.875% 2025	19,900	22,380
U.S. Treasury 0.50% 2027	21,250	21,069
U.S. Treasury 2.25% 2027[8]	50,882	56,522
U.S. Treasury 2.25% 2027	18,600	20,549
U.S. Treasury 2.75% 2028	26,500	30,432
U.S. Treasury 0.625% 2030[8]	107,320	105,072
U.S. Treasury 0.625% 2030[8]	106,060	103,582
U.S. Treasury 1.125% 2040[8]	40,630	38,616
U.S. Treasury 1.375% 2050[8]	40,700	37,934
U.S. Treasury 2.00% 2050	16,050	17,365
		1,339,180

U.S. Treasury inflation-protected securities 1.47%
U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	1,404	1,403
U.S. Treasury Inflation-Protected Security 1.125% 2021[6]	1,402	1,405
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	49,559	52,157
U.S. Treasury Inflation-Protected Security 0.125% 2024[6,8]	33,583	35,435
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	2,624	2,799
U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	22,158	24,434
U.S. Treasury Inflation-Protected Security 0.25% 2029[6]	39,980	44,211
U.S. Treasury Inflation-Protected Security 0.875% 2029[6]	30,362	35,017
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	24,495	26,727
U.S. Treasury Inflation-Protected Security 1.375% 2044[6,8]	18,835	26,093
U.S. Treasury Inflation-Protected Security 1.00% 2049[6,8]	17,145	23,059
U.S. Treasury Inflation-Protected Security 0.25% 2050[6,8]	24,615	28,080
		300,820

Total U.S. Treasury bonds & notes		1,640,000

Mortgage-backed obligations 1.94%
Federal agency mortgage-backed obligations 1.08%
Fannie Mae Pool #965616 6.00% 2037[9]	104	121
Fannie Mae Pool #MA3539 4.50% 2038[9]	334	363
Fannie Mae Pool #AH3979 4.00% 2041[9]	92	100
Fannie Mae Pool #AB2527 4.00% 2041[9]	72	79
Fannie Mae Pool #AH6783 4.00% 2041[9]	64	70
Fannie Mae Pool #AH4874 4.00% 2041[9]	20	22
Fannie Mae Pool #MA3120 3.50% 2047[9]	76	80
Fannie Mae Pool #BK0920 4.00% 2048[9]	1,062	1,133
Fannie Mae Pool #BN1151 4.00% 2048[9]	510	544
Fannie Mae Pool #BK5739 4.00% 2048[9]	435	466
Fannie Mae Pool #BK7083 4.00% 2048[9]	349	373
Fannie Mae Pool #BJ9252 4.00% 2048[9]	333	356
Fannie Mae Pool #BK7081 4.00% 2048[9]	331	354
Fannie Mae Pool #BK0915 4.00% 2048[9]	100	107
Fannie Mae Pool #CA2205 4.50% 2048[9]	811	878
Fannie Mae Pool #CA2493 4.50% 2048[9]	86	93
Fannie Mae Pool #FM3217 3.50% 2050[9]	16,351	17,580
Freddie Mac 3.50% 2048[9]	252	266
Freddie Mac Pool #RB5001 3.50% 2039[9]	159	168
Freddie Mac Pool #SI2002 4.00% 2048[9]	12	13
Freddie Mac Pool #ZS4791 4.50% 2048[9]	4,062	4,394
Freddie Mac Pool #ZT1593 3.50% 2049[9]	158	167
Freddie Mac Pool #2B7343 3.716% 2049[9,10]	2,829	2,956
Government National Mortgage Assn. 4.00% 2045[9]	1,730	1,878
Uniform Mortgage-Backed Security 1.50% 2035[9,11]	92,840	94,660
Uniform Mortgage-Backed Security 1.50% 2035[9,11]	54,679	55,811
Uniform Mortgage-Backed Security 2.00% 2050[9,11]	1,505	1,548
Uniform Mortgage-Backed Security 4.00% 2050[9,11]	19,719	21,061
Uniform Mortgage-Backed Security 4.50% 2050[9,11]	12,813	13,860
Uniform Mortgage-Backed Security 2.00% 2051[9,11]	1,195	1,227
		220,728

American Funds Global Balanced Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.86%
Korea Housing Finance Corp. 2.50% 2020[5,9]		$3,600	$3,605
Korea Housing Finance Corp. 2.00% 2021[5,9]		5,900	5,984
Nordea Kredit 0.50% 2040[9]	DKr	69,384	10,829
Nykredit Realkredit AS, Series 01E, 1.50% 2037[9]		59,713	9,737
Nykredit Realkredit AS, Series 01E, 2.00% 2037[9]		27,972	4,562
Nykredit Realkredit AS, Series 01E, 0.50% 2040[9]		609,755	95,274
Nykredit Realkredit AS, Series 01E, 1.50% 2040[9]		226,280	36,755
Nykredit Realkredit AS, Series 01E, 0.50% 2050[9]		55,038	8,423
			175,169

Total mortgage-backed obligations			395,897

Municipals 0.05%
Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		$5,670	5,733

Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		4,090	4,128

Total municipals			9,861

Asset-backed obligations 0.01%
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[5,9,10]		3,017	3,091

Total bonds, notes & other debt instruments (cost: $6,893,687,000)			7,198,735

Short-term securities 7.85%		Shares
Money market investments 4.32%
Capital Group Central Cash Fund 0.11%[12,13]		8,840,162	884,105

		Principal amount (000)
Commercial paper 3.43%
BNG Bank NV 0.16% due 12/10/2020[5]		$100,000	99,983
Canadian Imperial Bank of Commerce 0.12% due 11/23/2020[5]		100,000	99,993
Denmark (Kingdom of) 0.01% due 11/10/2020		80,000	79,998
KfW 0.11% due 11/23/2020[5]		100,000	99,993
LVMH Moët Hennessy Louis Vuitton Inc. 0.10% due 11/23/2020[5]		100,000	99,993
Nederlandse Waterschapsbank NV 0.01% due 11/9/2020[5]		42,000	41,999
NRW.Bank 0.01% due 11/2/2020[5]		100,000	99,999
Toronto-Dominion Bank 0.13% due 11/30/2020[5]		80,000	79,992
			701,950

Bills & notes of governments outside the U.S. 0.10%
Greek Treasury Bill 0.07% due 1/4/2021		€17,300	20,166

Total short-term securities (cost: $1,605,394,000)			1,606,221
Total investment securities 100.18% (cost: $18,013,314,000)			20,487,703
Other assets less liabilities (0.18)%			(35,952)

Net assets 100.00%			$20,451,751

20	American Funds Global Balanced Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 10/31/2020[15] (000)	Unrealized (depreciation) appreciation at 10/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	457	January 2021	$91,400	$100,926	$(8)
5 Year Euro-Bobl Futures	Short	32	December 2020	€(3,200)	(5,064)	(32)
5 Year U.S. Treasury Note Futures	Long	632	January 2021	$63,200	79,380	(169)
10 Year Euro-Bund Futures	Long	449	December 2020	€44,900	92,114	1,260
10 Year Japanese Government Bond Futures	Long	8	December 2020	¥800,000	11,605	(23)
10 Year U.S. Treasury Note Futures	Short	320	December 2020	$(32,000)	(44,230)	281
10 Year Ultra U.S. Treasury Note Futures	Short	3,044	December 2020	(304,400)	(478,764)	4,509
20 Year U.S. Treasury Bond Futures	Short	39	December 2020	(3,900)	(6,726)	181
30 Year Euro-Buxl Futures	Long	37	December 2020	€3,700	9,858	454
30 Year Ultra U.S. Treasury Bond Futures	Long	426	December 2020	$42,600	91,590	(3,115)
						$3,338

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2020 (000)
USD797	AUD1,110	UBS AG	11/4/2020	$17
AUD9,000	USD6,420	Bank of America	11/4/2020	(94)
USD55,348	AUD77,190	Citibank	11/6/2020	1,089
USD25,456	PLN98,000	Morgan Stanley	11/6/2020	699
JPY9,657,640	USD91,743	Bank of America	11/6/2020	511
USD36,049	EUR30,670	Goldman Sachs	11/6/2020	323
USD1,968	RUB150,510	Citibank	11/6/2020	75
USD2,330	AUD3,230	Goldman Sachs	11/6/2020	60
USD618	BRL3,370	JPMorgan Chase	11/6/2020	31
USD1,203	AUD1,670	Bank of New York Mellon	11/6/2020	29
USD4,003	EUR3,420	Bank of America	11/6/2020	19
USD2,322	EUR1,980	JPMorgan Chase	11/6/2020	16
USD478	NOK4,440	Barclays Bank PLC	11/6/2020	13
USD1,957	EUR1,670	Goldman Sachs	11/6/2020	11
USD1,346	NZD2,020	Goldman Sachs	11/6/2020	10
CNH11,900	USD1,767	Standard Chartered Bank	11/6/2020	9
USD566	GBP430	JPMorgan Chase	11/6/2020	9
GBP260	USD331	Bank of New York Mellon	11/6/2020	6
MXN9,150	USD426	Citibank	11/6/2020	5
USD222	AUD310	Bank of America	11/6/2020	4
USD897	CAD1,190	Citibank	11/6/2020	4
USD645	EUR550	Citibank	11/6/2020	4
USD284	EUR240	Citibank	11/6/2020	4
USD278	COP1,066,000	Morgan Stanley	11/6/2020	3
USD479	EUR410	Standard Chartered Bank	11/6/2020	2
USD1,306	EUR1,120	Goldman Sachs	11/6/2020	1
USD868	MYR3,600	Standard Chartered Bank	11/6/2020	1
NZD80	USD52	Standard Chartered Bank	11/6/2020	1
USD720	CZK16,830	Citibank	11/6/2020	1
NZD40	USD27	Standard Chartered Bank	11/6/2020	— [16]
USD1,417	CNH9,500	JPMorgan Chase	11/6/2020	(1)
USD1,758	EUR1,510	Citibank	11/6/2020	(1)
MXN1,790	USD85	Citibank	11/6/2020	(1)
USD169	NZD260	Standard Chartered Bank	11/6/2020	(2)
SEK3,480	USD393	Barclays Bank PLC	11/6/2020	(2)
SGD1,300	USD954	Bank of New York Mellon	11/6/2020	(2)
EUR240	USD282	UBS AG	11/6/2020	(2)
CZK18,770	EUR692	Barclays Bank PLC	11/6/2020	(4)
CAD4,170	USD3,134	Bank of New York Mellon	11/6/2020	(4)
DKK3,550	USD559	Citibank	11/6/2020	(4)
CNH3,600	USD542	Citibank	11/6/2020	(5)

American Funds Global Balanced Fund	21

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2020 (000)
USD895	CAD1,200	Bank of New York Mellon	11/6/2020	$(6)
USD508	MXN10,940	JPMorgan Chase	11/6/2020	(7)
PLN860	USD224	UBS AG	11/6/2020	(7)
CZK16,830	USD730	Goldman Sachs	11/6/2020	(10)
USD928	ILS3,200	Citibank	11/6/2020	(10)
USD881	CNH6,000	Goldman Sachs	11/6/2020	(15)
USD536	ZAR9,000	Standard Chartered Bank	11/6/2020	(17)
EUR1,310	USD1,545	JPMorgan Chase	11/6/2020	(19)
CAD27,895	USD20,968	UBS AG	11/6/2020	(30)
USD13,996	JPY1,469,000	Bank of New York Mellon	11/6/2020	(36)
USD21,392	MYR89,075	HSBC Bank	11/6/2020	(39)
JPY4,523,000	USD43,280	Bank of New York Mellon	11/6/2020	(75)
CAD21,250	USD16,033	HSBC Bank	11/6/2020	(82)
USD22,810	ILS78,350	UBS AG	11/6/2020	(154)
USD6,730	ZAR112,245	Goldman Sachs	11/6/2020	(162)
EUR26,470	USD31,000	Citibank	11/6/2020	(167)
EUR23,510	USD27,569	Morgan Stanley	11/6/2020	(184)
EUR30,670	USD35,968	Goldman Sachs	11/6/2020	(243)
USD20,119	MXN442,585	Goldman Sachs	11/6/2020	(728)
USD13,704	AUD19,175	Bank of New York Mellon	11/9/2020	225
USD5,946	AUD8,300	Barclays Bank PLC	11/9/2020	111
MXN29,300	USD1,365	Goldman Sachs	11/9/2020	15
CAD63,700	USD47,971	Citibank	11/9/2020	(157)
EUR17,300	USD20,372	Bank of America	11/9/2020	(219)
EUR59,220	USD69,743	Citibank	11/9/2020	(757)
EUR123,159	USD144,766	Goldman Sachs	11/9/2020	(1,297)
USD23,746	RUB1,860,900	JPMorgan Chase	11/10/2020	348
KRW29,241,800	USD25,254	JPMorgan Chase	11/12/2020	515
CLP6,886,000	USD8,694	HSBC Bank	11/12/2020	210
KRW5,767,300	USD4,984	HSBC Bank	11/12/2020	99
USD7,989	INR585,900	HSBC Bank	11/12/2020	92
CLP480,000	USD614	Goldman Sachs	11/12/2020	7
KRW390,380	USD337	HSBC Bank	11/12/2020	7
JPY11,125,800	USD105,220	Citibank	11/13/2020	1,066
USD19,410	CAD25,750	Citibank	11/13/2020	82
CAD25,750	USD19,620	Goldman Sachs	11/13/2020	(292)
USD17,427	CZK401,100	Bank of America	11/16/2020	282
USD18,066	CAD23,700	UBS AG	11/16/2020	276
CNH169,360	USD25,126	Standard Chartered Bank	11/16/2020	135
CZK401,100	EUR14,739	Standard Chartered Bank	11/16/2020	(28)
USD16,010	CNH108,300	HSBC Bank	11/16/2020	(143)
EUR35,291	USD41,706	Citibank	11/16/2020	(589)
USD11,310	BRL63,355	Goldman Sachs	11/17/2020	279
USD15,293	ILS51,838	Goldman Sachs	11/18/2020	98
USD16,122	GBP12,430	Citibank	11/18/2020	17
KRW19,496,000	USD17,027	Citibank	11/19/2020	153
USD12,621	EUR10,722	Goldman Sachs	11/19/2020	128
MXN99,800	USD4,670	UBS AG	11/19/2020	24
USD130	GBP100	Standard Chartered Bank	11/19/2020	1
USD279	MXN5,960	Citibank	11/19/2020	(1)
USD48	ZAR800	Citibank	11/19/2020	(1)
MXN5,960	USD282	Citibank	11/19/2020	(2)
MXN209,360	USD9,882	Morgan Stanley	11/19/2020	(34)
MXN148,000	USD7,011	Citibank	11/19/2020	(50)
ILS82,600	USD24,459	Bank of America	11/19/2020	(247)
JPY6,164,925	USD58,595	Goldman Sachs	11/20/2020	304
KRW20,187,310	USD17,631	Barclays Bank PLC	11/20/2020	159
USD14,073	EUR12,000	Citibank	11/20/2020	90
CZK453,305	USD19,365	Standard Chartered Bank	11/20/2020	12
SEK73,900	USD8,338	Citibank	11/20/2020	(31)
CNH66,700	USD10,033	Citibank	11/20/2020	(87)
USD26,945	GBP20,873	Bank of America	11/20/2020	(100)

22	American Funds Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2020 (000)
USD33,177	JPY3,490,600	Goldman Sachs	11/20/2020	$(172)
EUR36,446	USD42,659	HSBC Bank	11/20/2020	(192)
JPY9,798,400	USD93,052	Citibank	11/24/2020	565
USD21,515	ILS72,700	Citibank	11/24/2020	204
USD21,062	GBP16,200	Citibank	11/24/2020	72
USD10,426	EUR8,890	Goldman Sachs	11/24/2020	66
GBP7,300	USD9,436	HSBC Bank	11/24/2020	22
USD8,876	MXN188,600	Citibank	11/24/2020	10
CAD100	USD76	Citibank	11/24/2020	(1)
USD29,817	NZD45,135	HSBC Bank	11/24/2020	(27)
ILS38,000	USD11,231	Standard Chartered Bank	11/24/2020	(91)
GBP25,767	USD33,500	Citibank	11/24/2020	(114)
EUR31,300	USD36,707	Goldman Sachs	11/24/2020	(234)
EUR15,180	USD17,963	Barclays Bank PLC	11/24/2020	(273)
PLN98,300	USD25,343	Morgan Stanley	11/24/2020	(510)
USD10,053	EUR8,500	HSBC Bank	12/3/2020	145
USD13,418	CZK313,500	Citibank	12/3/2020	15
USD5,870	ZAR95,855	Citibank	12/3/2020	4
MXN10,040	USD472	Citibank	12/3/2020	(1)
USD912	MXN19,500	Citibank	12/3/2020	(4)
MXN384,600	USD18,171	Citibank	12/3/2020	(109)
USD25,478	MXN544,900	Morgan Stanley	12/3/2020	(112)
CNH196,700	USD29,453	HSBC Bank	12/3/2020	(151)
CZK313,100	USD13,595	JPMorgan Chase	12/3/2020	(209)
USD38,266	EUR32,360	Morgan Stanley	12/4/2020	547
USD20,102	CAD26,500	Standard Chartered Bank	12/4/2020	208
USD2,637	NZD3,940	Goldman Sachs	12/4/2020	32
USD25,859	EUR22,180	Barclays Bank PLC	12/4/2020	6
USD13,156	CNH88,440	Goldman Sachs	12/4/2020	(17)
USD71,159	CAD94,370	Citibank	1/29/2021	297
USD3,355	CAD4,450	Citibank	1/29/2021	14
EUR21,047	DKK156,596	Citibank	1/29/2021	10
EUR2,516	DKK18,723	Goldman Sachs	1/29/2021	1
EUR113	DKK840	Goldman Sachs	1/29/2021	— [16]
USD335	ZAR5,550	Bank of America	1/29/2021	(2)
USD7,016	ZAR116,130	Bank of America	1/29/2021	(44)
USD26,138	MXN562,360	Morgan Stanley	1/29/2021	(102)
				$1,397

American Funds Global Balanced Fund	23

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 10/31/2020 (000)
U.S. EFFR	0.10875%	7/6/2025	$28,800	$130	$3	$127
U.S. EFFR	0.0995%	7/9/2025	14,400	72	1	71
U.S. EFFR	0.105%	7/9/2025	14,400	67	1	66
U.S. EFFR	0.099%	7/10/2025	35,500	178	3	175
0.0079%	6-month JPY-LIBOR	4/8/2030	¥3,930,000	(120)	(1)	(119)
0.5845%	U.S. EFFR	10/8/2030	$107,100	(911)	(124)	(787)
6-month GBP-LIBOR	1.0062%	1/14/2070	£3,300	(861)	12	(873)
					$(105)	$(1,340)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 10/31/2020 (000)	Upfront premium received (000)	Unrealized appreciation at 10/31/2020 (000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$114,587	$(1,973)	$(2,387)	$414

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 10/31/2020 (000)	Upfront premium received (000)	Unrealized depreciation at 10/31/2020 (000)
1.00%/Quarterly	CDX.EM.34	12/20/2025	$3,000	$(169)	$(163)	$(6)

Investments in affiliates13

	Value of affiliate at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 10/31/2020 (000)	Dividend income (000)
Short-term securities 4.32%
Money market investments 4.32%
Capital Group Central Cash Fund 0.11%[12]	$982,869	$5,333,541	$5,432,346	$104	$(63)	$884,105	$7,384

24	American Funds Global Balanced Fund

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $4,926,394,000, which represented 24.09% of the net assets of the fund. This amount includes $4,898,441,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in an initial public offering (IPO). Subsequent to October 31, 2020, the IPO was unexpectedly suspended by the local government and as a result, the trade was canceled and the security was removed from the portfolio.
[4]	All or a portion of this security was on loan. The total value of all such securities was $414,000, which represented less than .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,144,348,000, which represented 5.60% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,696,000, which represented .07% of the net assets of the fund.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Rate represents the seven-day yield at 10/31/2020.
[13]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.
[16]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SGD/S$ = Singapore dollars

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements.

American Funds Global Balanced Fund	25

Financial statements

Statement of assets and liabilities at October 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $414 of investment securities on loan):
Unaffiliated issuers (cost: $17,129,303)	$19,603,598
Affiliated issuers (cost: $884,011)	884,105		$20,487,703
Cash			6,633
Cash denominated in currencies other than U.S. dollars (cost: $566)			561
Unrealized appreciation on open forward currency contracts			9,910
Receivables for:
Sales of investments	464,487
Sales of fund’s shares	96,315
Dividends and interest	86,823
Securities lending income	—	*
Variation margin on futures contracts	1,279
Variation margin on swap contracts	182
Other	1,152		650,238
			21,155,045
Liabilities:
Unrealized depreciation on open forward currency contracts			8,513
Payables for:
Purchases of investments	634,367
Repurchases of fund’s shares	47,547
Investment advisory services	7,765
Services provided by related parties	2,468
Trustees’ deferred compensation	1,241
Variation margin on futures contracts	377
Variation margin on swap contracts	284
Other	732		694,781
Net assets at October 31, 2020			$20,451,751

Net assets consist of:
Capital paid in on shares of beneficial interest			$18,323,546
Total distributable earnings			2,128,205
Net assets at October 31, 2020			$20,451,751

See notes to financial statements.

26	American Funds Global Balanced Fund

Statement of assets and liabilities at October 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (609,574 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$5,281,626	157,474		$33.54
Class C	400,606	11,970		33.47
Class T	11	—	*	33.49
Class F-1	150,342	4,481		33.55
Class F-2	2,107,040	62,801		33.55
Class F-3	673,230	20,078		33.53
Class 529-A	287,304	8,572		33.52
Class 529-C	31,976	957		33.42
Class 529-E	12,397	370		33.49
Class 529-T	12	—	*	33.49
Class 529-F-1	10	—	*	33.53
Class 529-F-2	35,767	1,067		33.54
Class 529-F-3	10	—	*	33.54
Class R-1	4,541	136		33.49
Class R-2	41,995	1,257		33.41
Class R-2E	2,433	73		33.46
Class R-3	57,808	1,727		33.48
Class R-4	43,432	1,295		33.53
Class R-5E	4,426	132		33.51
Class R-5	21,802	649		33.58
Class R-6	11,294,983	336,535		33.56

*	Amount less than one thousand.

See notes to financial statements.

American Funds Global Balanced Fund	27

Financial statements (continued)

Statement of operations for the year ended October 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,995; also includes $7,384 from affiliates)	$353,896
Interest (net of non-U.S. taxes of $470)	177,339
Securities lending income (net of fees)	— *	$531,235
Fees and expenses†:
Investment advisory services	89,642
Distribution services	21,309
Transfer agent services	8,280
Administrative services	6,130
Reports to shareholders	479
Registration statement and prospectus	672
Trustees’ compensation	389
Auditing and legal	239
Custodian	1,667
Other	310	129,117
Net investment income		402,118

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,125):
Unaffiliated issuers	(427,712)
Affiliated issuers	104
Futures contracts	2,976
Forward currency contracts	37,228
Swap contracts	(8,688)
Currency transactions	(5,690)	(401,782)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	595,583
Affiliated issuers	(63)
Futures contracts	4,803
Forward currency contracts	(1,161)
Swap contracts	(1,552)
Currency translations	630	598,240
Net realized loss and unrealized appreciation		196,458

Net increase in net assets resulting from operations		$598,576

*	Amount less than one thousand.
†	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

28	American Funds Global Balanced Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2020	2019
Operations:
Net investment income	$402,118	$439,824
Net realized loss	(401,782)	(59,681)
Net unrealized appreciation	598,240	1,447,715
Net increase in net assets resulting from operations	598,576	1,827,858

Distributions paid to shareholders	(333,013)	(403,150)

Net capital share transactions	(28,363)	2,332,505

Total increase in net assets	237,200	3,757,213

Net assets:
Beginning of year	20,214,551	16,457,338
End of year	$20,451,751	$20,214,551

See notes to financial statements.

American Funds Global Balanced Fund	29

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 and Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

30	American Funds Global Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

American Funds Global Balanced Fund	31

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2020 (dollars in thousands):

32	American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,485,959	$634,396	$—	$2,120,355
Communication services	1,325,461	335,220	—	1,660,681
Information technology	1,278,372	261,139	—	1,539,511
Financials	329,315	980,082	—	1,309,397
Consumer discretionary	337,677	679,733	—	1,017,410
Utilities	366,024	618,261	—	984,285
Consumer staples	161,909	659,764	—	821,673
Industrials	403,460	331,216	—	734,676
Energy	584,907	45,410	—	630,317
Materials	90,536	360,648	—	451,184
Real estate	305,575	20,525	—	326,100
Preferred securities	42,233	—	—	42,233
Convertible stocks	44,925	—	—	44,925
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	3,441,592	—	3,441,592
Corporate bonds, notes & loans	—	1,708,294	—	1,708,294
U.S. Treasury bonds & notes	—	1,640,000	—	1,640,000
Mortgage-backed obligations	—	395,897	—	395,897
Municipals	—	9,861	—	9,861
Asset-backed obligations	—	3,091	—	3,091
Short-term securities	884,105	722,116	—	1,606,221
Total	$7,640,458	$12,847,245	$—	$20,487,703

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,685	$—	$—	$6,685
Unrealized appreciation on open forward currency contracts	—	9,910	—	9,910
Unrealized appreciation on interest rate swaps	—	439	—	439
Unrealized appreciation on credit default swaps	—	414	—	414
Liabilities:
Unrealized depreciation on futures contracts	(3,347)	—	—	(3,347)
Unrealized depreciation on open forward currency contracts	—	(8,513)	—	(8,513)
Unrealized depreciation on interest rate swaps	—	(1,779)	—	(1,779)
Unrealized depreciation on credit default swaps	—	(6)	—	(6)
Total	$3,338	$465	$—	$3,803

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

American Funds Global Balanced Fund	33

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

34	American Funds Global Balanced Fund

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

American Funds Global Balanced Fund	35

As of October 31, 2020, the total value of securities on loan was $414,000, and the total value of collateral received was $435,000, which consisted entirely of U.S. government securities. Investment securities purchased from cash collateral, if any, are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $703,272,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,879,048,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

36	American Funds Global Balanced Fund

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $371,298,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $231,277,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$6,685	Unrealized depreciation*	$3,347
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,910	Unrealized depreciation on open forward currency contracts	8,513
Swap	Interest	Unrealized appreciation*	439	Unrealized depreciation*	1,779
Swap	Credit	Unrealized appreciation*	414	Unrealized depreciation*	6
			$17,449		$13,645

See end of table for footnote.

American Funds Global Balanced Fund	37

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2,976	Net unrealized appreciation on futures contracts	$4,803
Forward currency	Currency	Net realized gain on forward currency contracts	37,228	Net unrealized depreciation on forward currency contracts	(1,161)
Swap	Interest	Net realized loss on swap contracts	(7,933)	Net unrealized depreciation on swap contracts	(1,458)
Swap	Credit	Net realized loss on swap contracts	(755)	Net unrealized depreciation on swap contracts	(94)
			$31,516		$2,090

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$816	$(706)	$(110)	$—	$—
Bank of New York Mellon	260	(123)	—	—	137
Barclays Bank PLC	289	(279)	—	(10)	—
Citibank	3,781	(2,092)	—	(1,689)	—
Goldman Sachs	1,335	(1,335)	—	—	—
HSBC Bank	575	(575)	—	—	—
JPMorgan Chase	919	(236)	—	(520)	163
Morgan Stanley	1,249	(942)	—	(307)	—
Standard Chartered Bank	369	(138)	(134)	—	97
UBS AG	317	(193)	—	—	124
Total	$9,910	$(6,619)	$(244)	$(2,526)	$521

38	American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Bank of America	$706	$(706)	$—	$—	$—
Bank of New York Mellon	123	(123)	—	—	—
Barclays Bank PLC	279	(279)	—	—	—
Citibank	2,092	(2,092)	—	—	—
Goldman Sachs	3,170	(1,335)	(1,299)	—	536
HSBC Bank	634	(575)	—	—	59
JPMorgan Chase	236	(236)	—	—	—
Morgan Stanley	942	(942)	—	—	—
Standard Chartered Bank	138	(138)	—	—	—
UBS AG	193	(193)	—	—	—
Total	$8,513	$(6,619)	$(1,299)	$—	$595

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2020, the fund recognized $366,000 in reclaims related to European court rulings, net of fees, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2020, the fund reclassified $38,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

American Funds Global Balanced Fund	39

As of October 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$40,653
Capital loss carryforward[1]	(368,014)
Gross unrealized appreciation on investments	3,458,928
Gross unrealized depreciation on investments	(996,340)
Net unrealized appreciation on investments	2,462,588
Cost of investments	18,031,573

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2020		2019
Class A	$76,140		$107,946
Class C	3,450		7,535
Class T	—	[2]	—	[2]
Class F-1	2,317		3,313
Class F-2	35,746		41,680
Class F-3	11,940		12,736
Class 529-A	3,805		5,169
Class 529-C	358		903
Class 529-E	153		250
Class 529-T	—	[2]	—	[2]
Class 529-F-1	566		749
Class 529-F-2[3]	—
Class 529-F-3[3]	—
Class R-1	34		61
Class R-2	306		582
Class R-2E	27		35
Class R-3	688		1,007
Class R-4	654		902
Class R-5E	65		52
Class R-5	351		448
Class R-6	196,413		219,782
Total	$333,013		$403,150

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2020, the investment advisory services fee was $89,642,000, which was equivalent to an annualized rate of 0.439% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of

40	American Funds Global Balanced Fund

average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Global Balanced Fund	41

For the year ended October 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$13,764	$4,708		$1,600		Not applicable
Class C	5,053	463		153		Not applicable
Class T	—	—	[1]	—	[1]	Not applicable
Class F-1	415	209		50		Not applicable
Class F-2	Not applicable	2,312		641		Not applicable
Class F-3	Not applicable	30		201		Not applicable
Class 529-A	638	215		82		$169
Class 529-C	566	49		17		36
Class 529-E	63	5		4		8
Class 529-T	—	—	[1]	—	[1]	—	[1]
Class 529-F-1	—	28		10		22
Class 529-F-2[2]	Not applicable	—		—		—
Class 529-F-3[2]	Not applicable	—		—		—
Class R-1	50	6		2		Not applicable
Class R-2	330	152		13		Not applicable
Class R-2E	16	6		1		Not applicable
Class R-3	300	86		18		Not applicable
Class R-4	114	44		14		Not applicable
Class R-5E	Not applicable	6		1		Not applicable
Class R-5	Not applicable	11		6		Not applicable
Class R-6	Not applicable	(50)[3]		3,317		Not applicable
Total class-specific expenses	$21,309	$8,280		$6,130		$235

[1]	Amount less than one thousand.
[2]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[3]	Amount is due to over accruals of prior year expenses.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $389,000 in the fund’s statement of operations reflects $214,000 in current fees (either paid in cash or deferred) and a net increase of $175,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $569,440,000 and $398,854,000, respectively, which generated $26,245,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2020.

42	American Funds Global Balanced Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$558,942	16,850		$75,085		2,330		$(852,387)	(26,348)	$(218,360)	(7,168)
Class C	44,696	1,350		3,411		105		(233,276)	(7,020)	(185,169)	(5,565)
Class T	—	—		—		—		—	—	—	—
Class F-1	35,166	1,058		2,288		71		(65,005)	(1,966)	(27,551)	(837)
Class F-2	800,411	24,149		34,108		1,063		(880,983)	(27,261)	(46,464)	(2,049)
Class F-3	236,576	7,144		11,518		360		(229,768)	(7,074)	18,326	430
Class 529-A	67,355	2,004		3,804		118		(53,798)	(1,617)	17,361	505
Class 529-C	6,573	198		358		11		(48,871)	(1,458)	(41,940)	(1,249)
Class 529-E	1,662	50		152		5		(3,100)	(95)	(1,286)	(40)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	8,058	240		566		18		(43,740)	(1,308)	(35,116)	(1,050)
Class 529-F-2[3]	35,766	1,067		—		—		—	—	35,766	1,067
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	616	19		34		1		(1,149)	(35)	(499)	(15)
Class R-2	11,062	337		305		9		(16,059)	(491)	(4,692)	(145)
Class R-2E	900	27		27		1		(1,213)	(36)	(286)	(8)
Class R-3	10,935	330		685		21		(16,296)	(495)	(4,676)	(144)
Class R-4	7,758	234		654		20		(14,568)	(442)	(6,156)	(188)
Class R-5E	2,473	74		65		2		(1,520)	(47)	1,018	29
Class R-5	6,166	184		347		11		(5,496)	(169)	1,017	26
Class R-6	1,886,286	56,279		196,031		6,108		(1,611,983)	(49,938)	470,334	12,449
Total net increase (decrease)	$3,721,411	111,594		$329,438		10,254		$(4,079,212)	(125,800)	$(28,363)	(3,952)

Year ended October 31, 2019

Class A	$658,203	21,060		$106,592		3,355		$(852,252)	(27,002)	$(87,457)	(2,587)
Class C	68,646	2,193		7,445		235		(153,791)	(4,856)	(77,700)	(2,428)
Class T	—	—		—		—		—	—	—	—
Class F-1	45,858	1,446		3,273		103		(44,917)	(1,418)	4,214	131
Class F-2	864,918	27,319		39,365		1,236		(513,975)	(16,303)	390,308	12,252
Class F-3	287,619	9,047		11,833		370		(114,268)	(3,600)	185,184	5,817
Class 529-A	37,303	1,175		5,165		163		(50,911)	(1,603)	(8,443)	(265)
Class 529-C	10,881	344		901		28		(20,110)	(635)	(8,328)	(263)
Class 529-E	2,105	66		250		8		(3,866)	(121)	(1,511)	(47)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	7,556	240		748		23		(8,097)	(255)	207	8
Class R-1	710	22		61		2		(1,033)	(32)	(262)	(8)
Class R-2	10,678	339		582		18		(12,520)	(397)	(1,260)	(40)
Class R-2E	1,005	32		35		1		(310)	(10)	730	23
Class R-3	13,374	423		1,004		32		(14,718)	(466)	(340)	(11)
Class R-4	13,667	432		902		28		(11,123)	(353)	3,446	107
Class R-5E	2,419	75		51		2		(960)	(30)	1,510	47
Class R-5	5,877	184		442		14		(9,834)	(310)	(3,515)	(112)
Class R-6	1,819,656	56,791		219,777		6,900		(103,711)	(3,224)	1,935,722	60,467
Total net increase (decrease)	$3,850,475	121,188		$398,426		12,518		$(1,916,396)	(60,615)	$2,332,505	73,091

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,917,860,000 and $14,624,494,000, respectively, during the year ended October 31, 2020.

American Funds Global Balanced Fund	43

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2020	$32.93	$.59	$.50	$1.09	$(.48)	$—	$(.48)	$33.54	3.36%	$5,282		.83%		.83%		1.76%
10/31/2019	30.44	.71	2.43	3.14	(.65)	—	(.65)	32.93	10.40	5,422		.83		.83		2.24
10/31/2018	32.48	.70	(1.58)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.85)	5,091		.84		.84		2.15
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.51	5,049		.85		.85		1.95
10/31/2016	29.66	.59	.50	1.09	(.54)	(.55)	(1.09)	29.66	3.78	4,554		.85		.85		2.02
Class C:
10/31/2020	32.85	.35	.49	.84	(.22)	—	(.22)	33.47	2.58	401		1.57		1.57		1.07
10/31/2019	30.36	.47	2.42	2.89	(.40)	—	(.40)	32.85	9.57	576		1.59		1.59		1.48
10/31/2018	32.39	.45	(1.56)	(1.11)	(.44)	(.48)	(.92)	30.36	(3.58)	606		1.61		1.61		1.39
10/31/2017	29.58	.36	2.77	3.13	(.32)	—	(.32)	32.39	10.64	636		1.63		1.63		1.17
10/31/2016	29.58	.35	.50	.85	(.30)	(.55)	(.85)	29.58	2.97	616		1.65		1.65		1.21
Class T:
10/31/2020	32.91	.65	.49	1.14	(.56)	—	(.56)	33.49	3.55 [5]	—	[6]	.58	[5]	.58	[5]	1.97	[5]
10/31/2019	30.43	.78	2.43	3.21	(.73)	—	(.73)	32.91	10.65 [5]	—	[6]	.58	[5]	.58	[5]	2.45	[5]
10/31/2018	32.48	.76	(1.57)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.67)[5]	—	[6]	.62	[5]	.62	[5]	2.34	[5]
10/31/2017[7,8]	30.58	.38	1.86	2.24	(.34)	—	(.34)	32.48	7.36 [5,9]	—	[6]	.62	[5,10]	.62	[5,10]	2.12	[5,10]
Class F-1:
10/31/2020	32.95	.58	.49	1.07	(.47)	—	(.47)	33.55	3.33	150		.86		.86		1.75
10/31/2019	30.45	.70	2.43	3.13	(.63)	—	(.63)	32.95	10.37	175		.88		.88		2.18
10/31/2018	32.49	.69	(1.58)	(.89)	(.67)	(.48)	(1.15)	30.45	(2.90)	158		.89		.89		2.12
10/31/2017	29.66	.59	2.78	3.37	(.54)	—	(.54)	32.49	11.43	167		.90		.90		1.90
10/31/2016	29.66	.57	.50	1.07	(.52)	(.55)	(1.07)	29.66	3.76	191		.91		.91		1.96
Class F-2:
10/31/2020	32.95	.67	.49	1.16	(.56)	—	(.56)	33.55	3.59	2,107		.59		.59		2.01
10/31/2019	30.46	.78	2.43	3.21	(.72)	—	(.72)	32.95	10.63	2,137		.61		.61		2.44
10/31/2018	32.50	.77	(1.57)	(.80)	(.76)	(.48)	(1.24)	30.46	(2.63)	1,602		.62		.62		2.38
10/31/2017	29.68	.67	2.78	3.45	(.63)	—	(.63)	32.50	11.75	1,119		.64		.64		2.16
10/31/2016	29.67	.65	.51	1.16	(.60)	(.55)	(1.15)	29.68	4.03	698		.65		.65		2.21
Class F-3:
10/31/2020	32.93	.70	.49	1.19	(.59)	—	(.59)	33.53	3.71	673		.49		.49		2.11
10/31/2019	30.44	.81	2.43	3.24	(.75)	—	(.75)	32.93	10.75	647		.51		.51		2.54
10/31/2018	32.48	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.44	(2.54)	421		.52		.52		2.48
10/31/2017[7,11]	30.03	.52	2.40	2.92	(.47)	—	(.47)	32.48	9.78 [9]	271		.53	[10]	.53	[10]	2.14	[10]
Class 529-A:
10/31/2020	32.91	.57	.51	1.08	(.47)	—	(.47)	33.52	3.34	287		.86		.86		1.72
10/31/2019	30.42	.69	2.43	3.12	(.63)	—	(.63)	32.91	10.34	266		.88		.88		2.19
10/31/2018	32.47	.68	(1.58)	(.90)	(.67)	(.48)	(1.15)	30.42	(2.93)	253		.89		.89		2.11
10/31/2017	29.64	.59	2.79	3.38	(.55)	—	(.55)	32.47	11.50	241		.90		.90		1.90
10/31/2016	29.64	.57	.49	1.06	(.51)	(.55)	(1.06)	29.64	3.70	207		.93		.93		1.94

See end of table for footnotes.

44	American Funds Global Balanced Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2020	$32.79	$.36	$.47	$.83	$(.20)	$—	$(.20)	$33.42	2.54%		$32		1.62%		1.62%		1.08%
10/31/2019	30.31	.45	2.41	2.86	(.38)	—	(.38)	32.79	9.50		72		1.64		1.64		1.43
10/31/2018	32.34	.43	(1.57)	(1.14)	(.41)	(.48)	(.89)	30.31	(3.66)		75		1.66		1.66		1.33
10/31/2017	29.53	.34	2.78	3.12	(.31)	—	(.31)	32.34	10.61		87		1.69		1.69		1.11
10/31/2016	29.53	.33	.51	.84	(.29)	(.55)	(.84)	29.53	2.91		78		1.72		1.72		1.15
Class 529-E:
10/31/2020	32.88	.51	.50	1.01	(.40)	—	(.40)	33.49	3.11		12		1.08		1.08		1.52
10/31/2019	30.39	.63	2.42	3.05	(.56)	—	(.56)	32.88	10.11		13		1.10		1.10		1.97
10/31/2018	32.43	.61	(1.57)	(.96)	(.60)	(.48)	(1.08)	30.39	(3.13)		14		1.12		1.12		1.88
10/31/2017	29.61	.52	2.78	3.30	(.48)	—	(.48)	32.43	11.19		14		1.13		1.13		1.67
10/31/2016	29.61	.50	.50	1.00	(.45)	(.55)	(1.00)	29.61	3.51		12		1.16		1.16		1.71
Class 529-T:
10/31/2020	32.91	.64	.49	1.13	(.55)	—	(.55)	33.49	3.50	[5]	—	[6]	.63	[5]	.63	[5]	1.92	[5]
10/31/2019	30.43	.75	2.44	3.19	(.71)	—	(.71)	32.91	10.57	[5]	—	[6]	.64	[5]	.64	[5]	2.37	[5]
10/31/2018	32.48	.75	(1.57)	(.82)	(.75)	(.48)	(1.23)	30.43	(2.71)[5]		—	[6]	.65	[5]	.65	[5]	2.31	[5]
10/31/2017[7,8]	30.58	.37	1.86	2.23	(.33)	—	(.33)	32.48	7.33	[5,9]	—	[6]	.68	[5,10]	.68	[5,10]	2.06	[5,10]
Class 529-F-1:
10/31/2020	32.93	.65	.50	1.15	(.55)	—	(.55)	33.53	3.56	[5]	—	[6]	.63	[5]	.63	[5]	1.96	[5]
10/31/2019	30.44	.77	2.42	3.19	(.70)	—	(.70)	32.93	10.60		35		.65		.65		2.42
10/31/2018	32.48	.75	(1.56)	(.81)	(.75)	(.48)	(1.23)	30.44	(2.67)		32		.66		.66		2.33
10/31/2017	29.66	.65	2.78	3.43	(.61)	—	(.61)	32.48	11.69		22		.69		.69		2.11
10/31/2016	29.65	.63	.51	1.14	(.58)	(.55)	(1.13)	29.66	3.95		17		.72		.72		2.15
Class 529-F-2:
10/31/2020[7,12]	33.54	—	—	—	—	—	—	33.54	—	[9]	36		—	[9]	—	[9]	—	[9]
Class 529-F-3:
10/31/2020[7,12]	33.54	—	—	—	—	—	—	33.54	—	[9]	—	[6]	—	[9]	—	[9]	—	[9]
Class R-1:
10/31/2020	32.88	.34	.50	.84	(.23)	—	(.23)	33.49	2.56		5		1.59		1.59		1.01
10/31/2019	30.38	.47	2.42	2.89	(.39)	—	(.39)	32.88	9.57		5		1.61		1.61		1.47
10/31/2018	32.42	.44	(1.57)	(1.13)	(.43)	(.48)	(.91)	30.38	(3.62)		5		1.62		1.62		1.37
10/31/2017	29.59	.37	2.77	3.14	(.31)	—	(.31)	32.42	10.68		5		1.63		1.63		1.19
10/31/2016	29.59	.38	.50	.88	(.33)	(.55)	(.88)	29.59	3.04		7		1.58		1.58		1.30

See end of table for footnotes.

American Funds Global Balanced Fund	45

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-2:
10/31/2020	$32.80	$.34	$.50	$.84	$(.23)	$—	$(.23)	$33.41	2.61%	$42		1.58%		1.58%		1.02%
10/31/2019	30.33	.47	2.41	2.88	(.41)	—	(.41)	32.80	9.54	46		1.59		1.59		1.47
10/31/2018	32.37	.45	(1.57)	(1.12)	(.44)	(.48)	(.92)	30.33	(3.57)	44		1.60		1.60		1.39
10/31/2017	29.55	.37	2.78	3.15	(.33)	—	(.33)	32.37	10.68	48		1.60		1.60		1.20
10/31/2016	29.56	.36	.49	.85	(.31)	(.55)	(.86)	29.55	2.97	44		1.64		1.64		1.22
Class R-2E:
10/31/2020	32.86	.43	.50	.93	(.33)	—	(.33)	33.46	2.86	3		1.30		1.30		1.31
10/31/2019	30.37	.56	2.43	2.99	(.50)	—	(.50)	32.86	9.92	3		1.30		1.30		1.75
10/31/2018	32.44	.56	(1.59)	(1.03)	(.56)	(.48)	(1.04)	30.37	(3.34)	2		1.31		1.31		1.75
10/31/2017	29.64	.46	2.78	3.24	(.44)	—	(.44)	32.44	11.01	1		1.33		1.33		1.48
10/31/2016	29.63	.41	.58	.99	(.43)	(.55)	(.98)	29.64	3.45	—	[6]	1.35		1.32		1.42
Class R-3:
10/31/2020	32.87	.49	.50	.99	(.38)	—	(.38)	33.48	3.06	58		1.13		1.13		1.47
10/31/2019	30.39	.61	2.41	3.02	(.54)	—	(.54)	32.87	10.03	62		1.15		1.15		1.91
10/31/2018	32.43	.59	(1.57)	(.98)	(.58)	(.48)	(1.06)	30.39	(3.16)	57		1.16		1.16		1.83
10/31/2017	29.61	.51	2.78	3.29	(.47)	—	(.47)	32.43	11.18	54		1.16		1.16		1.65
10/31/2016	29.61	.49	.50	.99	(.44)	(.55)	(.99)	29.61	3.45	50		1.20		1.20		1.68
Class R-4:
10/31/2020	32.93	.59	.49	1.08	(.48)	—	(.48)	33.53	3.36	43		.83		.83		1.77
10/31/2019	30.44	.70	2.43	3.13	(.64)	—	(.64)	32.93	10.37	49		.85		.85		2.21
10/31/2018	32.48	.69	(1.57)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.87)	42		.86		.86		2.14
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.49	36		.87		.87		1.94
10/31/2016	29.66	.57	.51	1.08	(.53)	(.55)	(1.08)	29.66	3.74	27		.90		.90		1.96
Class R-5E:
10/31/2020	32.92	.65	.48	1.13	(.54)	—	(.54)	33.51	3.55	4		.64		.64		1.95
10/31/2019	30.43	.76	2.44	3.20	(.71)	—	(.71)	32.92	10.58	3		.65		.65		2.38
10/31/2018	32.48	.73	(1.54)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.66)	1		.65		.65		2.31
10/31/2017	29.64	.69	2.79	3.48	(.64)	—	(.64)	32.48	11.86	—	[6]	.75		.57		2.23
10/31/2016[7,13]	29.46	.59	.72	1.31	(.58)	(.55)	(1.13)	29.64	4.58 [9]	—	[6]	.75	[10]	.75	[10]	2.13	[10]
Class R-5:
10/31/2020	32.98	.68	.50	1.18	(.58)	—	(.58)	33.58	3.68	22		.54		.54		2.05
10/31/2019	30.48	.79	2.44	3.23	(.73)	—	(.73)	32.98	10.71	21		.56		.56		2.47
10/31/2018	32.53	.79	(1.59)	(.80)	(.77)	(.48)	(1.25)	30.48	(2.61)	22		.57		.57		2.43
10/31/2017	29.70	.69	2.79	3.48	(.65)	—	(.65)	32.53	11.84	20		.58		.58		2.22
10/31/2016	29.70	.67	.49	1.16	(.61)	(.55)	(1.16)	29.70	4.04	8		.60		.60		2.28
Class R-6:
10/31/2020	32.96	.70	.49	1.19	(.59)	—	(.59)	33.56	3.71	11,295		.49		.49		2.11
10/31/2019	30.47	.81	2.43	3.24	(.75)	—	(.75)	32.96	10.74	10,683		.50		.50		2.55
10/31/2018	32.51	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.47	(2.53)	8,032		.52		.52		2.48
10/31/2017	29.68	.70	2.79	3.49	(.66)	—	(.66)	32.51	11.90	6,475		.53		.53		2.27
10/31/2016	29.68	.68	.50	1.18	(.63)	(.55)	(1.18)	29.68	4.10	3,993		.54		.54		2.33

	Year ended October 31,
Portfolio turnover rate for all share classes[14,15]	2020	2019	2018	2017	2016
Excluding mortgage dollar roll transactions	65%	44%	45%	37%	39%
Including mortgage dollar roll transactions	83%	60%	59%	44%	59%

46	American Funds Global Balanced Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and Class 529-F-3 shares began investment operations on October 30, 2020.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

American Funds Global Balanced Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of of American Funds Global Balanced Fund (the “Fund”), including the investment portfolio, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

December 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

48	American Funds Global Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2020, through October 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Global Balanced Fund	49

Expense example (continued)

	Beginning account value 5/1/2020	Ending account value 10/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,070.50	$4.28	.82%
Class A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class C – actual return	1,000.00	1,066.66	8.13	1.56
Class C – assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class T – actual return	1,000.00	1,071.61	2.98	.57
Class T – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class F-1 – actual return	1,000.00	1,070.60	4.44	.85
Class F-1 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class F-2 – actual return	1,000.00	1,071.69	3.08	.59
Class F-2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class F-3 – actual return	1,000.00	1,072.29	2.51	.48
Class F-3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A – actual return	1,000.00	1,070.43	4.44	.85
Class 529-A – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-C – actual return	1,000.00	1,066.20	8.33	1.60
Class 529-C – assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class 529-E – actual return	1,000.00	1,069.34	5.58	1.07
Class 529-E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-T – actual return	1,000.00	1,071.35	3.29	.63
Class 529-T – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-F-1 – actual return	1,000.00	1,071.62	3.24	.62
Class 529-F-1 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-1 – actual return	1,000.00	1,066.69	8.23	1.58
Class R-1 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2 – actual return	1,000.00	1,066.67	8.18	1.57
Class R-2 – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2E – actual return	1,000.00	1,067.98	6.72	1.29
Class R-2E – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-3 – actual return	1,000.00	1,068.75	5.84	1.12
Class R-3 – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-4 – actual return	1,000.00	1,070.50	4.33	.83
Class R-4 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class R-5E – actual return	1,000.00	1,071.55	3.34	.64
Class R-5E – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 – actual return	1,000.00	1,072.26	2.77	.53
Class R-5 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-6 – actual return	1,000.00	1,072.24	2.51	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2020:

Foreign taxes	$0.04 per share
Foreign source income	$0.57 per share
Qualified dividend income	100%
Corporate dividends received deduction	$130,828,000
U.S. government income that may be exempt from state taxation	$32,360,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

50	American Funds Global Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	At Home Group Inc.
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	4	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	4	None
James Terrile, 1965	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Global Balanced Fund	51

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Alfonso Barroso, 1971 President	2019	Partner — Capital Research Global Investors, Capital Research Company[6]; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Bradford F. Freer, 1969 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Thomas H. Høgh, 1963 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Winnie Kwan, 1972 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Robert H. Neithart, 1965 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Chairman of the Board, Capital Strategy Research, Inc.[6]
David M. Riley, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Andrew A. Cormack, 1982 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Michael W. Stockton, 1967 Secretary	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

52	American Funds Global Balanced Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GBAL

Registrant:
a) Audit Fees:
Audit	2019	90,000
	2020	179,000

b) Audit-Related Fees:
	2019	4,000
	2020	4,000

c) Tax Fees:
	2019	16,000
	2020	22,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,591,000
	2020	1,605,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	20,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,633,000 for fiscal year 2019 and $1,698,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2020